UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2016
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
For the year ending June 30, 2016, global macroeconomic forces created headwinds for small and mid cap U.S. stocks. In particular, signs of weaker global economic growth, the U.K.’s vote to leave the European Union (Brexit), and the U.S. Federal Reserve’s decision to hold off on rate increases exacerbated market volatility. The first six months of 2016 proved to be as volatile as all of 2015 combined and prompted many investors to gravitate toward areas of the market generally considered safe havens. As a flight to safety ensued, valuations of quality assets increased, leaving fewer companies undervalued.
Though market volatility can be unnerving, our investment process preys on it. Pullbacks in the market allow us to execute on our downside protection target, while also allowing us to capitalize on more attractive buying opportunities. Further supporting our approach is our sell discipline, which involves trimming position sizes of stocks that increase in value, liquidating them when they reach our best-case price target, and using the proceeds to invest in companies we believe offer more favorable risk/reward characteristics.
The first half of 2016 is an illustration of our disciplined process that seeks to take advantage of market volatility. From December 31, 2015 to February 11, 2016 the Russell 2500 Growth Index sold off 17.2%; however, the Meridian Growth Fund Legacy Class shares declined only 12.9%, resulting in a downside capture ratio of 75%. During this period of volatility, we repositioned the portfolio by adding names with strong potential upside which helped us participate as the market rebounded. From February 11, 2016 to June 30, 2016, the Russell 2500 Growth Index climbed 20.7% while the Meridian Growth Fund Legacy Class shares rose 22.4%, a 108% upside capture ratio. Combined, we were able to post a positive return of 6.55% and outperform our benchmark by 658 basis points during the first six months of 2016.
Currently, our research process has led us to more attractive investment opportunities towards the lower end of the Russell 2500 Growth Index’s market capitalization range. As a result, our weighted average market cap is below that of the benchmark. This was a headwind to performance as large cap growth companies continued to outperform their smaller cap growth peer group. However, we view this as an opportunity and believe the Fund is well positioned if and when this trend reverses. While one quarter does not make a trend, small cap growth companies out-performed their large cap growth peers in the second quarter of 2016 after suffering significant underperformance over the previous twelve months.
FUND PERFORMANCE
For the year ending June 30, 2016, the Meridian Growth Fund Legacy Class shares lost (2.94)%, yet outperformed the benchmark, the Russell 2500 Growth Index, which declined (7.69)%. Our investment process prioritizes the management of risk over the opportunity of return. We remain focused on identifying companies with strong competitive positions, desirable growth profiles, high quality businesses, and attractive valuations. The Fund is expected to outperform in times of heightened volatility, and as such, we benefited during the first half of 2016. By remaining disciplined to our process, we believe we are well suited to take advantage of market volatility in the long run.
From a sector standpoint, technology and materials were the Fund’s strongest performers. Stock selection accounted for the majority of outperformance as our fundamental research driven process helped us avoid more volatile names during the second half of the period. Industrials and financials, however, faltered as the direction of economic growth and interest rates became more uncertain.
The three largest contributors to Fund performance in the twelve-month period were SolarWinds, Inc. (SWI), Solera Holdings, Inc. (SLH), and Cadence Design Systems, Inc. (CDNS):
•	SolarWinds, Inc. (SWI) accepted a $4.5 billion offer to be acquired by two private equity firms in October 2015. The developer of IT infrastructure management software agreed to be purchased at a nearly 20% premium by

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
Silver Lake Partners and Thomas Bravo. We initiated a position in SolarWinds in 2013 based on our belief that the company would benefit from an increasingly large market opportunity created by a pervasiveness of performance-driven IT infrastructures. We opportunistically added to the position when the stock pulled back earlier in the period and were rewarded by the takeout.

•	Solera Holdings, Inc. (SLH) was a long time holding of the Fund before being acquired by Vista Equity Partners for $6.5 billion in March 2016. As a provider of risk and asset management software and services to the global automotive industry, Solera is a stable business that is both predictable and defensive in nature. The majority of the company’s revenues are recurring, and it has a strong competitive position, particularly outside of the U.S., where it generates over half of its revenue.
•	Cadence Design Systems, Inc. (CDNS), provides “mission critical” electronic design automation (EDA) software to the semiconductor industry. After facing cash flow predictability issues in 2008, the company transitioned to a term licensed model which created more stable revenue and cash flow streams for the company. In addition to a high percentage of recurring revenues, we are also attracted to the company’s ability to consistently increase prices, a rarity in the semiconductor space. During the period, the company initiated a $1.2B share buyback program which represented approximately 20% of Cadence’s market cap at the time of the announcement. We continue to own the company due to its high quality business model and ability to take share within the EDA market.
The three largest detractors from Fund performance in the twelve-month period were LPL Financial Holdings, Inc. (LPLA), RigNet, Inc. (RNET), and Roadrunner Transportation Systems, Inc. (RRTS):
•	LPL Financial Holdings, Inc. (LPLA), a leading financial services provider to independent advisors and RIAs in the U.S., suffered a significant drop in profits in late 2015 as a result of weak brokerage sales and declining stock markets. LPL was also weighed down by concerns about new industry regulations which will likely increase the compliance burden for financial advisors managing client retirement accounts. A poorly timed share buyback program compounded LPL’s problems further, creating concerns about financial leverage. We took advantage of the volatility in LPL’s share price volatility to trim the position early in the period and add to the position on weakness later in the period.
•	RigNet, Inc. (RNET), a communications service provider to offshore rigs, declined in unison with the oil and gas industry. The increasing number of offshore rigs being stacked or scrapped has challenged growth prospects for the company and left revenues down significantly during the period. Management has worked hard to cut costs and take steps to expand and enhance service capabilities beyond pure energy companies, which may help RigNet minimize further revenue declines. The company has one of the better balance sheets in the small cap energy space and therefore has the ability to weather the downturn and capitalize on weaker competitors to gain market share. We maintained our position in RigNet.

•	Roadrunner Transportation Systems, Inc. (RRTS) is an asset-light transportation and logistics service provider that declined along with other transportation service providers. Industrial weakness and elevated inventories at retailers continued to take its toll, which created weak freight demand and pressured rates across most of its end markets. Roadrunner’s revenue and profits consequently pulled back during the period. Roadrunner’s balance sheet carries leverage which has put additional pressure on the shares as a result of recent profit declines. Nonetheless, we are holding the name given attractive valuation and improved cash flow generation. We will continue to monitor the effectiveness of management’s growth initiatives, cost control efforts, and ability to pay down debt.
OUTLOOK
Although economic and geopolitical uncertainties cloud the horizon and valuations continue to climb, we are confident that our focus on companies with solid business fundamentals, recurring revenue streams, improving margins, and competitive advantages will allow us to deliver attractive long-term returns. As always, we will seek to manage our downside risk to help support our long-term performance objectives and deliver consistent returns for our shareholders.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.16
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	(2.94)%	8.56%	8.79%	12.23%
Institutional Class (MRRGX)	12/24/14	(2.97)%	—	—	0.41%
Class A (MRAGX) w/o sales charge	11/15/13	(3.45)%	—	—	4.92%
Class A (MRAGX) with sales charge[1]	11/15/13	(9.00)%	—	—	2.57%
Class C (MRCGX)	7/1/15	—	—	—	(3.95)%
Investor Class (MRIGX)	11/15/13	(3.04)%	—	—	5.32%
Russell 2500® Growth Index	8/1/84	(7.69)%	9.27%	7.96%	N/A [2]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Russell 2500® Growth Index is July 1, 1995.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
6.30.16
Clean Harbors, Inc.	2.93%
Cadence Design Systems, Inc.	2.90%
ServiceMaster Global Holdings, Inc.	2.74%
Sally Beauty Holdings, Inc.	2.68%
National CineMedia, Inc.	2.59%
Demandware, Inc.	2.06%
Carter's, Inc.	2.00%
CEB, Inc.	1.99%
Sensata Technologies Holding N.V. (Netherlands)	1.98%
Heartland Express, Inc.	1.83%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
Global macroeconomic forces created strong headwinds for U.S. stocks during the period. In particular, signs of weaker global economic growth, lowered inflation expectations, and the U.S. Federal Reserve’s decision to hold off on rate increases exacerbated market volatility. The first six months of 2016 proved to be more volatile than all of 2015 combined and prompted many investors to gravitate toward areas of the market generally considered safe havens causing higher Return On Invested Capital (ROIC) companies to outperform. As a flight to safety ensued, valuations of quality assets increased significantly, leaving fewer companies to be viewed as “undervalued”. In this environment, we remained focused on our fundamental research driven process to identify out-of-favor companies that we believe have the opportunity to earn outsized risk adjusted returns.
FUND PERFORMANCE
For the year ending June 30, 2016, the Meridian Contrarian Fund Legacy Class shares declined (6.33)%, which compares to a decline of (3.67)% for its primary benchmark, the Russell 2500 Index.
During the period, the strategy was aided by positive performance from the health care, consumer discretionary, and energy sectors. The energy sector rallied as stronger oil prices during the second half of the period increased optimism within the space. Performance was hurt by the financials, consumer staples, and utilities sectors. Falling interest rates were the main driver of this underperformance as lower rates drove the market to search for yield in Utilities and the Real Estate Investment Trust (REIT) subsector of financials. We are significantly underweight in both of these sectors relative to the benchmark for three reasons: (1) REITs have performed well for multiple years and as such high quality contrarian opportunities are rare at this time, (2) Utilities face significant secular challenges which we believe are currently overlooked by yield-starved financial markets, and (3) with interest rates at historic lows there is asymmetric risk to the upside, which would drive large potential losses in sectors that benefit from low rates.
From a stock perspective, the top three contributors to performance during the period were NVIDIA Corp. (NVDA), Newmont Mining Corp. (NEM) and Xylem, Inc. (XYL):
•	NVIDIA Corp. (NVDA) is the dominant provider of visual computing technologies used for PC-based video games and is expanding into new markets in enterprise computing and automotive. We originally invested in the company after management significantly increased research and development spending in order to enter the mobile, automotive, and enterprise markets. These investments depressed earnings, and investors were initially disappointed with failed product launches in cell phones and tablets. However, we viewed NVIDIA’s technology as highly differentiated, and felt that there were excellent opportunities outside of mobile devices. Stock performance this period was driven by another solid earnings report, supported by exceptional demand for computing platforms used in artificial intelligence and deep learning, and continued growth in the traditional PC gaming industry and sales of chips for automotive infotainment systems. Based on the market opportunities in auto and deep learning, we continue to hold shares.

•	Newmont Mining Corp. (NEM) is the second largest gold miner with production primarily in North America and Australia. Like most gold miners, Newmont struggled over the past decade to expand gold production and control mining costs. Led by a new CEO who came on board from global mining giant Rio Tinto in 2013, Newmont is undergoing a significant transformation to improve its operational performance. Specifically, the company is focused on sustainably growing gold production, lowering mining costs, increasing cash flow and paying down debt. Newmont delivered on all fronts in 2015 as gold production rose 4%, mining costs dropped 10%, free cash flow doubled, and net debt decreased 19%. These fundamental improvements led to strong outperformance for the stock in 1Q16 as gold prices showed signs of life. We maintain our position in Newmont. While ultimately the price of gold will be a key determinant of the stock price, the company’s continued operational improvements position the company well to outperform physical gold and other miners regardless of the direction of gold prices.

•	Xylem, Inc. (XYL) is a leading water-focused industrial company with products that enable water collection, distribution, treatment and disposal. The company originally met our contrarian screening criteria due to macro headwinds facing its European and municipal customers. Xylem has competitive advantages in technology, distribution, product breadth and customer relationships and should benefit from the compelling long-term secular trend towards more efficient global water usage through conservation and reuse enabled by technology. The stock performed strongly over the past year as municipal spending increased on water infrastructure due to

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Portfolio Performance and Composition (Unaudited) (continued)
accelerating failure rates of aging equipment and an increased profile of water issues due to events such as the California drought and the Flint water crisis. We continue to hold our investment in Xylem as we believe we are at the beginning of multiple years of secular earnings growth.
The bottom three contributors during the period were Verint Systems, Inc. (VRNT), Twitter, Inc. (TWTR), and Fitbit, Inc. (FIT):
•	Verint Systems, Inc. (VRNT) develops technologies that provide collection and analysis of unstructured data including voice, video, email, internet and other data transmissions. Solutions are used for security, interception, surveillance, defense, customer service and enterprise intelligence. The company is a leader in its markets with competitive advantages derived from a core analytical technology platform that can be applied to different products and end markets. We invested when earnings declined due to significant investment by the company in new products to re-accelerate product development and sales. Verint has been a strong performer for the Fund over the three years since our original investment and the company has recently shown improvements in its customer engagement business segment. Over the last year, however, the stock has suffered from adverse foreign exchange and cautious guidance in foreign markets due to macro factors. The company continues to have leading technology and a significant market opportunity for its new cyber-security products. As such we continue to own Verint shares, but are reviewing the company to confirm our thesis is still intact.

•	Twitter, Inc. (TWTR), an online social networking platform focused on delivering information instantly to its user-base, was sold off during the period as user engagement and growth flattened. We initially invested in the company and were drawn to its unique customer engagement offering and platform. Although advertising revenue had slowed in recent quarters, we believed this trend would reverse, but we were early to invest and were hurt as the company’s shares continued to slide. Upon reviewing our initial thesis and comparing it to recent performance, we exited the position, but will continue to monitor the company’s turnaround story and customer engagement metrics.

•	Fitbit, Inc. (FIT) is a leader in the wearable device category, with a product and software platform designed to help people make behavioral changes to be more active, exercise more, eat smarter, sleep better and manage weight. The company came across our underperformers screen due to market fears about product commoditization and a potential reversal of the fitness tracking ‘fad’. We recognized these fears as real but believed (1) that the stock was investible following a 40%+ price decline from its post-IPO peak and at a valuation of roughly 15x earnings ex-cash, and (2) that the company has a large opportunity and first mover advantage in the corporate wellness market. We misjudged downside, as the stock traded down to 10x earnings ex-cash following product launches and timing that disappointed the market. We liquidated our Fitbit position but continue to monitor the company for potential investment in the future as we believe that if Fitbit is able to eventually penetrate the corporate wellness market there could be meaningful upside potential to the stock.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
OUTLOOK
As valuations continue to reach all-time highs (led most notably by the S&P 500 forward PE ratio reaching its highest level in 14 years) we believe the Fund may be well positioned to outperform. Historically, our strategy has outperformed in late bull/early bear markets as the core of our portfolio is not as reliant on market multiple expansion for positive performance. We also believe that these companies may be better positioned to mitigate downside risk as they are already out of favor and have endured some sort of selloff before our initial investment. Although macroeconomic factors are not at the core of our investment process, we are cognizant of these market dynamics and will look to utilize our fundamentally research driven investment process to identify out-of-favor companies that we believe offer the strongest asymmetric risk/return opportunities for our shareholders.
We thank you for your continued investment.
James England and Larry Cordisco

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.16
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVLAX)	2/10/94	(6.33)%	9.36%	6.72%	12.27%
Class A (MFCAX) w/o sales charge	11/15/13	(6.75)%	—	—	2.27%
Class A (MFACX) with sales charge[1]	11/15/13	(12.10)%	—	—	(0.02)%
Class C (MFCCX)	7/1/15	—	—	—	(7.50)%
Investor Class (MFCIX)	11/15/13	(6.50)%	—	—	2.54%
Russell 2500® Index	2/10/94	(3.67)%	9.48%	7.32%	9.78%
S&P 500® Index	2/10/94	3.98%	12.09%	7.42%	8.89%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.16
Microsoft Corp.	3.99%
CACI International, Inc. Class A	3.77%
EOG Resources, Inc.	3.48%
Xylem, Inc.	3.30%
NVIDIA Corp.	3.03%
Alexander & Baldwin, Inc.	2.90%
Celgene Corp.	2.76%
Gildan Activewear, Inc. (Canada)	2.63%
QUALCOMM, Inc.	2.52%
Children's Place, Inc. (The)	2.40%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
Global macroeconomic forces created uncertainty for U.S. investors during the period. In particular, signs of weaker global economic growth, ineffective negative interest rate policy, lowered inflation expectations, and the U.S. Federal Reserve’s decision to hold off on rate increases exacerbated market volatility. The first six months of 2016 proved to be more volatile than all of 2015 combined and prompted many investors to gravitate toward areas of the market generally considered safe havens. U.S. Treasury Yields declined and reached all-time lows during the period as well. Although macroeconomic prognostication is not a staple of our strategy, we closely monitored the macro risks influencing the Fund and utilized our fundamental research driven process to position our portfolio to weather these uncertainties.
FUND PERFORMANCE
For the fiscal year ended June 30, 2016, the Meridian Equity Income Fund Legacy Class shares declined (3.35)%, underperforming its benchmark, the S&P 500 Index, which gained 3.98%. Our strategy’s focus is to provide our shareholders with long-term capital appreciation by avoiding catastrophic drawdowns. By being mindful of the current economic landscape (new normal) and unconventional investment environment, we have dedicated even more resources to our research effort, particularly within areas of the market perceived as lower-risk, resulting in a strategic mix of investments that we believe will better support our investment objective. Specifically, we have slightly increased our cash and short positions, creating hedges to combat volatility, and uncovered interesting portfolio diversifiers in gold and other staples. When comparing our performance over both time periods, it was evident that our new positioning provided downside mitigation during periods of higher volatility and served our shareholders well.
Given the volatile backdrop during the period, the holdings within the industrials and consumer staples sectors made the largest contribution to relative returns. The industrials sector began to stabilize as manufacturing indices posted positive results during the first half of 2016. Conversely, our investments in the health care and energy sectors were the largest detractors from relative performance.
The three largest contributors to performance during the period were California Resources Corp., 8.00%, 12/15/22, NVIDIA Corp. (NVDA), and Amazon.com, Inc. (AMZN).
•	California Resources Corp., 8.00%, 12/15/22 are second lien notes for California Resources Corp., an oil and natural gas exploration and drilling company in which we also own stock. Although we were originally attracted to CRC’s equity offerings, continued in-depth research of the company revealed an interesting opportunity to invest in its debt and to further diversify the portfolio through a high-quality, income-producing investment. In anticipation of a return to higher oil prices, we expect the liens to recover to par value. Since mid February, we’ve already seen a partial recovery, fueled by a weaker U.S. dollar and rising gold and oil prices, which consequently boosted the value of the company. If the price of oil per barrel returns to $50, we also expect our equity holdings in CRC to fare well. Our CRC investment demonstrates our team’s ability to work across the capital structure and deploy capital to what we believe are the best investment opportunities. In the case of CRC, cross-capital structure collaboration enabled us to get comfortable with the secured second lien note position and rewarded us with strong performance.

•	NVIDIA Corp. (NVDA) continues to successfully evolve its business by radically changing its product mix. Originally known as a supplier of graphics chips to original equipment manufacturers and the broader PC market, NVIDIA now also offers solutions that cater to higher-margin business segments such as gaming, high-performance computing and cloud computing. During the period, the company launched GeForce GTX 1080 and GTX 1070, based on NVIDIA’s new Pascal architecture, bringing the biggest performance gains over the previous generation of processors in a decade. Also contributing to the company’s strength is a competitive advantage gained through programming languages that enable better, faster and easier programming for developers creating next-generation scientific, engineering, and enterprise applications. As virtual reality, driverless cars and other life-changing technologies continue to emerge, we believe demand for NVIDIA’s smart, fast chips will increase.

•	Amazon.com, Inc. (Amazon) exceeded earnings estimates in the first quarter and posted its fourth consecutive quarter of profits. Financial highlights included a 64% sales increase for Amazon Web Services (AWS), which rents computing power and storage for corporate customers. Consumer and enterprise cloud-based computing services is a theme in the portfolio and AWS is a leader in this space. The company continues to strengthen its

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competitive advantage through major feature releases, more data centers, and price cuts for several of its services. We also like Amazon.com’s focus on “customer centricity.” Its business model is to maximize an intangible asset not on the balance sheet—customer goodwill. At critical mass, customers love Amazon.com so much that they want to subscribe to the company via Amazon Prime and AWS. The predictability of subscription revenue streams allows Amazon.com to invest in new, value-added services in a virtual loop.
The three largest detractors from performance during the period were California Resources Corp. (CRC), Perrigo Co. Plc (PRGO), and Fitbit, Inc. (FIT).
•	California Resources Corp. (CRC), an oil and natural gas exploration and drilling company we’ve discussed in previous quarters, continued to be pressured by fluctuating oil prices. We maintain our conviction that a return to $50-a-barrel oil and a decline in U.S. oil production will eventually reward investors in this stock, and we are encouraged by modest improvements in oil prices during the second quarter. In the meantime, we will keep a watchful eye on developments and periodically reassess our investment in CRC to ensure our thesis for the company remains intact. Notably, we also invest in the company’s debt instruments, which have been among the Fund’s top contributing investments for the second consecutive quarter. Details of this investment are provided above in the “Top Three” portion of this letter.
•	Perrigo Co. Plc (PRGO), a manufacturer of private-label over-the-counter pharmaceuticals, is suffering from a number of setbacks that caused investors to put Perrigo in the “penalty box” during the period. To begin, the stock took a hit late in 2015 when the company turned down a very large premium takeout from generic and specialty pharmaceuticals company Mylan. At the same time integration issues with Belgium-based Omega Pharma, acquired by Perrigo in early 2015, began to take a toll on the stock. Perrigo’s share price declined further following an announcement in March that the company’s CEO had resigned and, later, news of disappointing first-quarter earnings. We believe Perrigo can overcome these near-term issues and therefore maintained our position in the stock. Our conviction is based on the fact that the company’s consumer health care business is a stable, long-duration business with nearly 70% market share and that the company continues to successfully differentiate its generic and specialty topical pharmaceutical business, which is high-margin. We also feel there is ample opportunity for growth in the company’s specialty science business, which focuses on the treatment of multiple sclerosis.

•	Fitbit, Inc. (FIT), the leading brand in wireless-enabled wearable fitness-tracking devices, reported weaker-than-expected first-quarter earnings in May, triggering a sharp decline in the stock. Although sales of the company’s wearable devices remain strong, up 25% in the first quarter, Apple and other key players in the smart watch category recently have whittled away at Fitbit’s market share. However, our investment thesis for Fitbit isn’t based on consumer sales but rather on corporate sales, which currently account for only 10% of the company’s revenue and, therefore, represent a huge opportunity for growth. As companies increase their investment in corporate wellness programs, we believe Fitbit stands to benefit. Already, the company has sold devices in bulk to more than 70 large American employers, including Target, which recently bought 330,000 wearable devices. We believe Fitbit has successfully positioned itself as the go-to device for employees and that our investment thesis for the company is right on target.

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Portfolio Performance and Composition (Unaudited) (continued)
OUTLOOK
Although we are disappointed in the Fund’s annual performance, we’re optimistic that by concentrating our efforts on limiting significant losses while focusing on capturing as much upside as possible, we will improve fund performance. Early results (2nd quarter 2016 performance) suggest we are successfully executing on this strategy
Moving forward, we believe the economy is heading into a deflationary environment and that markets may struggle as pricing power for most companies’ decreases. With this in mind, we have sharpened our focus on companies with the ability to raise prices despite the economic backdrop; that have a product or service in high demand and that benefit or are influenced by a unique technological competitive advantage. While these are qualities we look for in any economic environment, they are especially beneficial in a deflationary environment, and because many of the names in the portfolio already possess these qualities, we believe we are well positioned for what lies ahead. We believe that our technology exposure will provide ballast in a deflationary environment, as strong and growing demand for consumer and enterprise cloud-based computing services should offset other macro pricing pressures.
Thank you for your continued investment.
Minyoung Sohn

Meridian Funds	15	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.16
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	(3.35)%	8.12%	5.95%	6.24%
Class A (MRAEX) w/o sales charge	11/15/13	(3.76)%	—	—	2.63%
Class A (MRAEX) with sales charge[1]	11/15/13	(9.28)%	—	—	0.32%
Class C (MRCEX)	7/1/15	—	—	—	(4.55)%
Investor Class (MRIEX)	11/15/13	(3.51)%	—	—	2.87%
S&P 500® Index	1/31/05	3.98%	12.09%	7.42%	7.40%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	16	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
6.30.16
California Resources Corp. 8.00%, 12/15/22	5.58%
Royal Gold, Inc.	4.70%
Microsoft Corp.	4.28%
Apple, Inc.	4.16%
Equifax, Inc.	4.06%
Facebook, Inc. Class A	3.53%
United Parcel Service, Inc. Class B	3.51%
NVIDIA Corp.	3.11%
Amazon.com, Inc.	2.78%
Lockheed Martin Corp.	2.59%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
For the year ending June 30, 2016, global macroeconomic forces created headwinds for small cap U.S. stocks. In particular, signs of weaker global economic growth, the U.K.’s vote to leave the European Union (Brexit), and the U.S. Federal Reserve’s decision to hold off on rate increases exacerbated market volatility. The first six months of 2016 proved to be as volatile as all of 2015 combined and prompted many investors to gravitate toward areas of the market generally considered safe havens. As a flight to safety ensued, valuations of quality assets increased, leaving fewer companies undervalued.
Though market volatility can be unnerving, our investment process preys on it. Pullbacks in the market allow us to execute on our downside protection target, while also allowing us to capitalize on more attractive buying opportunities. Further supporting our approach is our sell discipline, which involves trimming position sizes of stocks that increase in value, liquidating them when they reach our best-case price target, and using the proceeds to invest in companies we believe offer more favorable risk/reward characteristics.
The first half of 2016 is an illustration of our disciplined process that seeks to take advantage of market volatility. From December 31, 2015 to February 11, 2016 the Russell 2000 Growth Index sold off 18.9%; however, the Meridian Small Cap Growth Fund Legacy Class shares declined only 14.7%, resulting in a downside capture ratio of 78%. During this period of volatility, we repositioned the portfolio by adding names with strong potential upside which helped us participate as the market rebounded. From February 11, 2016 to June 30, 2016, the Russell 2000 Growth Index climbed 21.4% while the Meridian Small Cap Growth Fund Legacy Class shares rose 23.7%, a 111% upside capture ratio. Combined, we were able to post a positive return of 5.42% and outperform our benchmark by 701 basis points during the first six months of 2016.
Currently, our research process has led us to more attractive investment opportunities towards the lower end of the Russell 2000 Growth Index’s market capitalization range. As a result, our weighted average market cap is below that of the benchmark. This was a headwind to performance as large cap growth companies continued to outperform their smaller cap growth peer group. However, we view this as an opportunity and believe the Fund is well positioned if and when this trend reverses. While one quarter does not make a trend, small cap growth companies out-performed their large cap growth peers in the second quarter of 2016 after suffering significant underperformance over the previous twelve months.
FUND PERFORMANCE
For the year ending June 30, 2016, the Meridian Small Cap Growth Fund Legacy Class shares lost (7.06)%, yet outperformed the benchmark, the Russell 2000 Growth Index, which declined (10.75)%. Our investment process prioritizes the management of risk over the opportunity of return. We remain focused on identifying companies with strong competitive positions, desirable growth profiles, high quality businesses, and attractive valuations. The Fund is expected to outperform in times of heightened volatility, and as such, we benefited during the first half of 2016. By remaining disciplined to our process, we believe we are well suited to take advantage of market volatility in the long run.
From a sector standpoint, information technology and materials were the Fund’s strongest performers. Stock selection accounted for the majority of outperformance as our fundamental research driven process helped us avoid more volatile names during the second half of the period. Industrials, which we believe offer reasonable valuations and stable businesses, faltered as the direction of economic growth became more uncertain. Healthcare was also pressured as rhetoric surrounding drug pricing caused many specialty pharma names to sell-off.
The three largest contributors to Fund performance in the twelve-month period were SolarWinds, Inc. (SWI), Solera Holdings, Inc. (SLH), and Demandware, Inc. (DWRE):
•	SolarWinds, Inc. (SWI) accepted a $4.5 billion offer to be acquired by two private equity firms in October 2015. The developer of IT infrastructure management software agreed to be purchased at a nearly 20% premium by Silver Lake Partners and Thomas Bravo. We initiated a position in SolarWinds in 2013 based on our belief that the company would benefit from an increasingly large market opportunity created by a pervasiveness of performance-driven IT infrastructures. We opportunistically added to the position when the stock pulled back earlier in the period and were rewarded by the takeout.

•	Solera Holdings, Inc. (SLH) was added to the Fund in July 2015, shortly before it was announced that the company would be acquired by Vista Equity Partners for $6.5 billion. We took advantage of the decline in the company’s market value into the small cap space to establish an initial position. As a provider of risk and asset

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
management software and services to the global automotive industry, Solera is a stable business that is both predictable and defensive in nature. The majority of the company’s revenues are recurring, and it has a strong competitive position, particularly outside of the U.S., where it generates over half of its revenue.
•	Demandware, Inc. (DWRE) is a leading provider of cloud-based e-commerce platforms and solutions to retailers such as fashion brand Kate Spade and party supply store Party City. We have owned the company since April, 2014 due to the company’s strong secular demand drivers, differentiated cloud based business model, and rapid market share gains. We especially like the company’s revenue model where Demandware charges a percentage of its customers’ gross merchandise value (GMV). In the first quarter of 2016, Demandware’s comparable customer GMV grew 23% in constant currency which, along with strong new customer additions, drove 33% constant currency subscription revenue growth. These characteristics were not lost on Salesforce.com which announced in early June that they would acquire Demandware for $2.8B, a 56% premium.
The three largest detractors from Fund performance in the twelve-month period were RigNet, Inc. (RNET), Roadrunner Transportation Systems, Inc. (RRTS), and Power Solutions International, Inc. (PSIX):
•	RigNet, Inc. (RNET), a communications service provider to offshore rigs, declined in unison with the oil and gas industry. The increasing number of offshore rigs being stacked or scrapped has challenged growth prospects for the company and left revenues down significantly during the period. Management has worked hard to cut costs and take steps to expand and enhance service capabilities beyond pure energy companies, which may help RigNet minimize further revenue declines. The company has one of the better balance sheets in the small cap energy space and therefore has the ability to weather the downturn and capitalize on weaker competitors to gain market share. We maintained our position in RigNet.
•	Roadrunner Transportation Systems, Inc. (RRTS) is an asset-light transportation and logistics service provider that declined along with other transportation service providers. Industrial weakness and elevated inventories at retailers continued to take its toll, which created weak freight demand and pressured rates across most of its end markets. Roadrunner’s revenue and profits consequently pulled back during the period. Roadrunner’s balance sheet carries leverage which has put additional pressure on the shares as a result of recent profit declines. Nonetheless, we are holding the name given attractive valuation and improved cash flow generation. We will continue to monitor the effectiveness of management’s growth initiatives, cost control efforts, and ability to pay down debt.

•	Power Solutions International, Inc. (PSIX), a leading maker of alternative-fuel and conventional power systems, sold off for many of the same reasons that RigNet and other oil and gas names fell. While their engines can burn a variety of fuels to take advantage of price, lower diesel fuel costs have made this flexibility less attractive. As a result, adoption and profitability of alternative engines has been pressured. Meanwhile, Power Solutions’ ability to sell to the oil and gas industry has also been hampered by the sector’s idle capacity and an 80% decline in rig count. The company also experienced missteps with two poorly executed acquisitions, which stressed its balance sheet. We decided to exit the position and reinvest the proceeds from the sale in other more attractive opportunities.
OUTLOOK
Although economic and geopolitical uncertainties cloud the horizon and valuations continue to climb, we are confident that our focus on companies with solid business fundamentals, recurring revenue streams, improving margins, and competitive advantages will allow us to deliver attractive long-term returns. As always, we will seek to manage our downside risk to help support our long-term performance objectives and deliver consistent returns for our shareholders.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Meridian Funds	19	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2016
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.16
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	(7.06)%	—	—	8.74%
Institutional Class (MSGRX)	12/24/14	(6.98)%	—	—	(0.85)%
Class A (MSGAX) w/o sales charge	12/16/13	(7.41)%	—	—	8.35%
Class A (MSGAX) with sales charge[1]	12/16/13	(12.75)%	—	—	5.85%
Class C (MSGCX)	7/1/15	—	—	—	(8.00)%
Investor Class (MISGX)	12/16/13	(7.15)%	—	—	8.67%
Russell 2000® Growth Index	12/16/13	(10.75)%	8.51%	7.14%	2.67%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. Arrowpoint Asset Management LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	20	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.16
National CineMedia, Inc.	2.28%
Clean Harbors, Inc.	2.05%
Heritage-Crystal Clean, Inc.	2.00%
CEB, Inc.	1.86%
ChannelAdvisor Corp.	1.83%
Demandware, Inc.	1.72%
SP Plus Corp.	1.61%
Exa Corp.	1.59%
Wolverine World Wide, Inc.	1.56%
INC Research Holdings, Inc. Class A	1.51%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.16
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	21	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
June 30, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,065.50	$4.47
Institutional Class (MRRGX)	0.89%	$1,000.00	$1,065.50	$4.57
Class A (MRAGX) [2]	1.24%	$1,000.00	$1,063.60	$6.36
Class C (MRCGX) [3]	1.95%	$1,000.00	$1,060.00	$9.99
Investor Class (MRIGX)	1.02%	$1,000.00	$1,064.90	$5.24

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,020.54	$4.37
Institutional Class (MRRGX)	0.89%	$1,000.00	$1,020.44	$4.47
Class A (MRAGX) [2]	1.24%	$1,000.00	$1,018.70	$6.22
Class C (MRCGX) [3]	1.95%	$1,000.00	$1,015.17	$9.77
Investor Class (MRIGX)	1.02%	$1,000.00	$1,019.79	$5.12

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
June 30, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,011.20	$ 5.65
Class A (MFCAX) [2]	1.60%	$1,000.00	$1,009.10	$ 7.99
Class C (MFCCX) [3]	2.20%	$1,000.00	$1,006.30	$10.97
Investor Class (MFCIX)	1.35%	$1,000.00	$1,010.60	$ 6.75

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.24	$ 5.67
Class A (MFCAX) [2]	1.60%	$1,000.00	$1,016.91	$ 8.02
Class C (MFCCX) [3]	2.20%	$1,000.00	$1,013.92	$11.02
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.15	$ 6.77

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Equity Income Fund
Fund Expenses
June 30, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.33%	$1,000.00	$1,013.10	$ 6.66
Class A (MRAEX) [2]	1.67%	$1,000.00	$1,010.50	$ 8.35
Class C (MRCEX) [3]	2.14%	$1,000.00	$1,007.90	$10.68
Investor Class (MRIEX)	1.43%	$1,000.00	$1,012.20	$ 7.15

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.33%	$1,000.00	$1,018.25	$ 6.67
Class A (MRAEX) [2]	1.67%	$1,000.00	$1,016.56	$ 8.37
Class C (MRCEX) [3]	2.14%	$1,000.00	$1,014.22	$10.72
Investor Class (MRIEX)	1.43%	$1,000.00	$1,017.75	$ 7.17

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2016 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,054.20	$ 6.13
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,054.10	$ 5.62
Class A (MSGAX) [2]	1.60%	$1,000.00	$1,051.90	$ 8.16
Class C (MSGCX) [3]	2.26%	$1,000.00	$1,048.20	$11.51
Investor Class (MISGX)	1.39%	$1,000.00	$1,053.30	$ 7.10

Hypothetical [4]	Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,018.90	$ 6.02
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.39	$ 5.52
Class A (MSGAX) [2]	1.60%	$1,000.00	$1,016.91	$ 8.02
Class C (MSGCX) [3]	2.26%	$1,000.00	$1,013.63	$11.31
Investor Class (MISGX)	1.39%	$1,000.00	$1,017.95	$ 6.97

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	On July 1, 2015, the Fund’s Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.
[4]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
June 30, 2016

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the 2% redemption fee charged on sales made within 60 days of original purchase. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2016
	Shares	Value
Common Stocks - 95.7%
Consumer Discretionary - 22.9%
Diversified Consumer Services - 5.8%
2U, Inc.[1,2]	761,879	$ 22,406,861
Grand Canyon Education, Inc.[1]	389,446	15,546,684
ServiceMaster Global Holdings, Inc.[1]	859,767	34,218,727
		72,172,272
Hotels, Restaurants & Leisure - 1.4%
Dunkin' Brands Group, Inc.[2]	394,326	17,200,500
Leisure Equipment & Products - 1.2%
Polaris Industries, Inc.[2]	188,960	15,449,370
Media - 2.6%
National CineMedia, Inc.	2,094,478	32,422,519
Specialty Retail - 7.5%
Dick's Sporting Goods, Inc.	222,734	10,036,394
DSW, Inc. Class A	548,965	11,627,079
Five Below, Inc.[1]	275,196	12,771,847
Hibbett Sports, Inc.[1,2]	466,775	16,239,102
Monro Muffler Brake, Inc.[2]	156,627	9,955,212
Sally Beauty Holdings, Inc.[1,2]	1,137,313	33,448,375
		94,078,009
Textiles, Apparel & Luxury Goods - 4.4%
Carter's, Inc.	234,622	24,980,204
Tumi Holdings, Inc.[1]	321,800	8,604,932
Wolverine World Wide, Inc.	1,057,764	21,493,765
		55,078,901
Total Consumer Discretionary		286,401,571
Consumer Staples - 0.5%
Beverages - 0.5%
Boston Beer Co., Inc. (The) Class A1,2	33,386	5,710,008
Total Consumer Staples		5,710,008
Energy - 2.0%
Energy Equipment & Services - 2.0%
Dril-Quip, Inc.[1]	99,565	5,817,583
RigNet, Inc.[1]	930,845	12,464,014
US Silica Holdings, Inc.	190,010	6,549,645
Total Energy		24,831,242
Financials - 6.0%
Capital Markets - 4.0%
Financial Engines, Inc.[2]	572,505	14,810,704
LPL Financial Holdings, Inc.[2]	966,808	21,782,184
WisdomTree Investments, Inc.[2]	1,296,000	12,687,840
		49,280,728
Commercial Banks - 0.6%
Bank of the Ozarks, Inc.[2]	196,123	7,358,535
	Shares	Value
Diversified Financial Services - 0.5%
Bats Global Markets, Inc.[2]	245,974	$ 6,319,072
Real Estate Investment Trusts - 0.9%
National Storage Affiliates Trust	547,996	11,409,277
Total Financials		74,367,612
Health Care - 18.9%
Biotechnology - 3.8%
Alnylam Pharmaceuticals, Inc.[1]	114,101	6,331,465
Atara Biotherapeutics, Inc. [1,2]	307,706	6,926,462
Bluebird Bio, Inc.[1,2]	163,330	7,070,556
DBV Technologies SA ADR (France)[1]	186,154	6,072,343
Dyax Corp. CVR[1]	316,946	351,810
Exact Sciences Corp.[1,2]	588,464	7,208,684
Juno Therapeutics, Inc. [1,2]	161,912	6,223,897
Neurocrine Biosciences, Inc.[1]	166,884	7,584,878
		47,770,095
Health Care Equipment & Supplies - 9.9%
ABIOMED, Inc.[1]	93,983	10,271,402
Align Technology, Inc.[1]	120,236	9,685,010
Cooper Cos., Inc. (The)	111,412	19,114,957
DexCom, Inc.[1]	140,394	11,137,456
Endologix, Inc.[1,2]	1,232,710	15,359,567
Insulet Corp.[1]	219,338	6,632,781
LDR Holding Corp. [1]	524,022	19,362,613
Nevro Corp. [1,2]	86,842	6,405,466
Novadaq Technologies, Inc.[1,2]	658,366	6,478,321
Quidel Corp.[1]	368,846	6,587,590
Spectranetics Corp. (The)[1,2]	644,723	12,062,767
		123,097,930
Health Care Providers & Services - 1.4%
Diplomat Pharmacy, Inc.[1]	301,575	10,555,125
Patterson Cos, Inc.	131,466	6,295,907
		16,851,032
Health Care Technology - 1.7%
athenahealth, Inc.[1,2]	59,995	8,279,910
Medidata Solutions, Inc.[1]	277,324	12,998,176
		21,278,086
Life Sciences Tools & Services - 1.5%
INC Research Holdings, Inc. Class A1	501,762	19,132,185
Pharmaceuticals - 0.6%
Revance Therapeutics, Inc.[1,2]	480,762	6,538,363
Syndax Pharmaceuticals, Inc.[1]	84,439	831,724
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2016
	Shares	Value
Syndax Pharmaceuticals, Inc. Acquisition Date: 8/18/15, Cost $1,116,244[1,3,4]	79,782	$ 667,772
		8,037,859
Total Health Care		236,167,187
Industrials - 24.6%
Aerospace & Defense - 1.7%
HEICO Corp. Class A	393,543	21,113,582
Air Freight & Logistics - 1.5%
Forward Air Corp.	429,113	19,108,402
Commercial Services & Supplies - 3.7%
Clean Harbors, Inc.[1]	701,851	36,573,456
Ritchie Bros. Auctioneers, Inc. (Canada)	295,294	9,975,031
		46,548,487
Electrical Equipment - 2.0%
Sensata Technologies Holding N.V. (Netherlands)[1]	707,104	24,670,859
Machinery - 5.9%
Donaldson Co., Inc.[2]	264,101	9,074,510
Kennametal, Inc.	393,702	8,704,751
Proto Labs, Inc.[1,2]	217,676	12,529,430
Tennant Co.	318,148	17,138,633
Wabtec Corp.[2]	220,307	15,472,161
Woodward, Inc.[2]	194,023	11,183,486
		74,102,971
Marine - 1.1%
Kirby Corp.	216,026	13,477,862
Professional Services - 4.4%
Advisory Board Co. (The)[1]	211,160	7,472,952
CEB, Inc.	403,920	24,913,786
TriNet Group, Inc.[1]	1,053,367	21,899,500
		54,286,238
Road & Rail - 2.7%
Heartland Express, Inc.[2]	1,314,102	22,852,234
Roadrunner Transportation Systems, Inc.[1]	648,700	4,839,302
Saia, Inc.[1]	247,375	6,219,007
		33,910,543
Trading Companies & Distributors - 1.6%
MSC Industrial Direct Co., Inc. Class A	289,346	20,416,254
Total Industrials		307,635,198
Information Technology - 20.8%
Electronic Equipment & Instruments - 2.2%
CDW Corp.	182,538	7,316,123
	Shares	Value
Trimble Navigation Ltd.[1]	823,880	$ 20,069,717
		27,385,840
Internet Software & Services - 7.4%
ChannelAdvisor Corp.[1]	977,248	14,160,323
Cimpress, N.V. (Netherlands)[1,2]	167,289	15,470,887
CoStar Group, Inc.[1]	42,443	9,280,586
Demandware, Inc.[1]	342,725	25,670,102
New Relic, Inc. [1,2]	262,854	7,722,651
Shutterstock, Inc.[1,2]	233,407	10,690,041
SPS Commerce, Inc.[1]	152,192	9,222,835
		92,217,425
IT Services - 2.9%
Euronet Worldwide, Inc.[1]	86,087	5,956,360
Gartner, Inc.[1]	215,133	20,956,105
MAXIMUS, Inc.	167,938	9,298,727
		36,211,192
Software - 7.6%
Barracuda Networks, Inc.[1]	691,078	10,462,921
Cadence Design Systems, Inc.[1]	1,489,530	36,195,579
Descartes Systems Group, Inc. (The)[1]	511,211	9,759,018
Fleetmatics Group Plc (Ireland)[1,2]	429,695	18,618,684
RealPage, Inc.[1]	277,820	6,203,721
SS&C Technologies Holdings, Inc.	515,942	14,487,651
		95,727,574
Technology Hardware, Storage & Peripherals - 0.7%
Stratasys Ltd.[1,2]	387,939	8,879,924
Total Information Technology		260,421,955
Total Common Stocks - 95.7% (Cost $1,111,146,974)		1,195,534,773

	Shares/ Principal Amount
Short-Term Investments - 15.4%5
Money Market Funds - 2.1%
Federated Treasury Obligations Fund, 0.24%	6,687,000	6,687,000
Fidelity Money Market Funds, Government Portfolio, Institutional Class, 0.30%	6,615,000	6,615,000
Invesco Short Term Investments Government & Agency Portfolio, 0.30%	6,621,000	6,621,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2016
	Shares/ Principal Amount	Value
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.27%	6,687,000	$ 6,687,000
Total Money Market Funds		26,610,000
Repurchase Agreements - 13.3%
Citigroup Global Markets, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $44,806,244 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 4/30/17 - 3/15/57, totaling $45,701,812)	$44,805,696	44,805,696
HSBC Securities, Inc., dated 6/30/16, due 7/1/16, 0.40%, total to be received $31,477,062 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 8.00%, 8/1/22 - 6/1/46, totaling $32,106,340)	31,476,712	31,476,712
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $44,806,244 (collateralized by various U.S. Government Sponsored Agency Obligations, 4.00%, 3/20/46 - 5/20/46, totaling $45,701,810)	44,805,696	44,805,696
	Shares/ Principal Amount	Value
Nomura Securities International, Inc., dated 6/30/16, due 7/1/16, 0.42%, total to be received $40,806,219 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 12/1/16 - 2/20/66, totaling $45,701,811)	$44,805,696	$ 44,805,696
Total Repurchase Agreements		165,893,800
Total Short-Term Investments - 15.4% (Cost $192,503,800)		192,503,800
Total Investments - 111.1% (Cost $1,303,650,774)		1,388,038,573
Liabilities in Excess of Other Assets - (11.1)%		(139,020,606)
Net Assets - 100.0%		$1,249,017,967

The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2016
ADR—American Depositary Receipt
CVR—Contingent Value Rights
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2016. Total value of such securities at period-end amounts to $247,443,978 and represents 19.81% of net assets of the Fund.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $667,772 and represents 0.05% of net assets of the Fund.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2016
	Shares	Value
Common Stocks - 92.8%
Consumer Discretionary - 17.4%
Diversified Consumer Services - 2.3%
Regis Corp.[1]	567,601	$ 7,066,632
ServiceMaster Global Holdings, Inc.[1]	137,612	5,476,958
		12,543,590
Hotels, Restaurants & Leisure - 0.9%
Las Vegas Sands Corp.	107,433	4,672,261
Leisure Equipment & Products - 0.8%
Polaris Industries, Inc.[2]	55,999	4,578,478
Multiline Retail - 1.9%
Fred's, Inc. Class A	638,870	10,292,196
Specialty Retail - 8.9%
Cabela's, Inc[1]	174,626	8,741,777
Children's Place, Inc. (The)	161,217	12,926,379
Dick's Sporting Goods, Inc.	181,252	8,167,215
Five Below, Inc.[1]	180,702	8,386,380
Select Comfort Corp.[1]	445,878	9,532,872
		47,754,623
Textiles, Apparel & Luxury Goods - 2.6%
Gildan Activewear, Inc. (Canada)	483,184	14,171,787
Total Consumer Discretionary		94,012,935
Consumer Staples - 1.9%
Beverages - 1.6%
Diageo Plc ADR[2]	75,870	8,564,206
Food Products - 0.3%
Nomad Foods Ltd.[1]	190,000	1,516,200
Total Consumer Staples		10,080,406
Energy - 6.6%
Energy Equipment & Services - 0.6%
Helmerich & Payne, Inc. [2]	44,373	2,978,759
Oil, Gas & Consumable Fuels - 6.0%
California Resources Corp.[1,2]	210,000	2,562,000
EOG Resources, Inc.	224,826	18,754,985
TOTAL SA ADR	229,000	11,014,900
		32,331,885
Total Energy		35,310,644
Financials - 12.3%
Capital Markets - 1.9%
Oaktree Capital Group LLC [2]	234,970	10,517,257
Commercial Banks - 5.4%
Bank of Hawaii Corp.[2]	145,754	10,027,875
Citizens Financial Group Inc.	624,504	12,477,590
Synchrony Financial [1]	270,118	6,828,583
		29,334,048
	Shares	Value
Real Estate Investment Trusts - 2.1%
Rayonier, Inc.	421,842	$ 11,069,134
Real Estate Management & Development - 2.9%
Alexander & Baldwin, Inc.	431,677	15,600,807
Total Financials		66,521,246
Health Care - 9.4%
Biotechnology - 4.4%
Agios Pharmaceuticals, Inc.[1,2]	84,500	3,540,128
Celgene Corp.[1]	151,000	14,893,130
Neurocrine Biosciences, Inc.[1]	119,022	5,409,550
		23,842,808
Health Care Equipment & Supplies - 2.9%
CR Bard, Inc.	42,801	10,065,083
Endologix, Inc.[1]	433,378	5,399,890
		15,464,973
Life Sciences Tools & Services - 0.9%
Accelerate Diagnostics, Inc. [1,2]	337,769	4,860,496
Pharmaceuticals - 1.2%
Nektar Therapeutics [1,2]	472,593	6,724,998
Total Health Care		50,893,275
Industrials - 10.9%
Aerospace & Defense - 0.8%
KLX, Inc.[1]	130,000	4,030,000
Commercial Services & Supplies - 1.7%
Clean Harbors, Inc.[1]	175,703	9,155,883
Electrical Equipment - 1.7%
EnerSys, Inc.	151,000	8,979,970
Machinery - 3.9%
Lindsay Corp.[2]	49,503	3,359,274
Xylem, Inc.	397,985	17,770,030
		21,129,304
Marine - 1.1%
Kirby Corp.	97,207	6,064,745
Professional Services - 0.5%
TriNet Group, Inc.[1]	126,950	2,639,290
Road & Rail - 1.2%
Union Pacific Corp.	76,000	6,631,000
Total Industrials		58,630,192
Information Technology - 27.2%
Electronic Equipment & Instruments - 3.9%
Trimble Navigation Ltd.[1]	517,961	12,617,530
Zebra Technologies Corp. Class A1	164,000	8,216,400
		20,833,930
IT Services - 4.9%
Acxiom Corp.[1]	272,045	5,982,270
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2016
	Shares	Value
CACI International, Inc. Class A1	224,800	$ 20,324,168
		26,306,438
Semiconductors - 8.7%
Mellanox Technologies Ltd.[1]	146,382	7,020,481
Micron Technology, Inc.[1]	280,000	3,852,800
NVIDIA Corp.	346,955	16,310,354
Power Integrations, Inc.	124,373	6,227,356
QUALCOMM, Inc.	253,000	13,553,210
		46,964,201
Software - 9.7%
Barracuda Networks, Inc.[1]	275,239	4,167,119
Fortinet, Inc.[1]	227,115	7,174,563
Microsoft Corp.	420,200	21,501,634
Silver Spring Networks, Inc.[1]	590,303	7,172,181
Verint Systems, Inc.[1]	367,000	12,158,710
		52,174,207
Total Information Technology		146,278,776
Materials - 5.6%
Chemicals - 2.2%
Flotek Industries, Inc.[1,2]	260,790	3,442,428
Platform Specialty Products Corp.[1,2]	640,000	5,683,200
Potash Corp. of Saskatchewan, Inc.	150,000	2,436,000
		11,561,628
Containers & Packaging - 1.6%
Owens-Illinois, Inc.[1]	481,000	8,662,810
Metals & Mining - 1.8%
Newmont Mining Corp.	252,210	9,866,455
Total Materials		30,090,893
Telecommunication Services - 1.5%
Diversified Telecommunications - 1.5%
Iridium Communications, Inc.[1,2]	935,515	8,307,373
Total Telecommunication Services		8,307,373
Total Common Stocks - 92.8% (Cost $433,500,188)		500,125,740

	Shares/ Principal Amount
Short-Term Investments - 8.5%3
Money Market Funds - 1.2%
Federated Treasury Obligations Fund, 0.24%	1,583,000	1,583,000
Fidelity Money Market Funds, Government Portfolio, Institutional Class, 0.30%	1,593,000	1,593,000
	Shares/ Principal Amount	Value
Invesco Short Term Investments Government & Agency Portfolio, 0.30%	1,583,000	$ 1,583,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.27%	1,583,000	1,583,000
Total Money Market Funds		6,342,000
Repurchase Agreements - 7.3%
Citigroup Global Markets, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $10,585,284 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 4/30/17 - 3/15/57, totaling $10,796,859)	$10,585,155	10,585,155
HSBC Securities, Inc., dated 6/30/16, due 7/1/16, 0.40%, total to be received $7,380,813 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 8.00%, 8/1/22 - 6/1/46, totaling $7,528,368)	7,380,731	7,380,731
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $10,585,284 (collateralized by various U.S. Government Sponsored Agency Obligations, 4.00%, 3/20/46 - 5/20/46, totaling $10,796,858)	10,585,155	10,585,155

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2016
	Shares/ Principal Amount	Value
Nomura Securities International, Inc., dated 6/30/16, due 7/1/16, 0.42%, total to be received $10,585,278 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 12/1/16 - 2/20/66, totaling $10,796,858)	$10,585,155	$ 10,585,155
Total Repurchase Agreements		39,136,196
Total Short-Term Investments - 8.5% (Cost $45,478,196)		45,478,196
Total Investments - 101.3% (Cost $478,978,384)		545,603,936
Liabilities in Excess of Other Assets - (1.3)%		(6,889,282)
Net Assets - 100.0%		$538,714,654
ADR—American Depositary Receipt
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2016. Total value of such securities at period-end amounts to $44,995,500 and represents 8.35% of net assets of the Fund.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
June 30, 2016
	Shares	Value
Common Stocks - 79.6%
Consumer Discretionary - 14.7%
Hotels, Restaurants & Leisure - 3.7%
Las Vegas Sands Corp.	14,531	$ 631,953
Starbucks Corp.	18,247	1,042,269
		1,674,222
Internet & Catalog Retail - 2.8%
Amazon.com, Inc.[1]	1,785	1,277,381
Media - 2.2%
Walt Disney Co. (The)	10,379	1,015,274
Specialty Retail - 3.6%
Tiffany & Co.[2]	11,064	670,921
TJX Companies, Inc. (The)	12,975	1,002,059
		1,672,980
Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc. Class B	20,000	1,104,000
Total Consumer Discretionary		6,743,857
Consumer Staples - 6.0%
Beverages - 1.6%
Brown-Forman Corp. Class B	7,300	728,248
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	6,432	1,010,081
Tobacco - 2.2%
Altria Group, Inc.	14,946	1,030,676
Total Consumer Staples		2,769,005
Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
California Resources Corp.[1,2]	30,000	366,000
EOG Resources, Inc.	5,678	473,659
Total Energy		839,659
Financials - 2.9%
Commercial Banks - 1.8%
U.S. Bancorp	20,679	833,984
Diversified Financial Services - 1.1%
Intercontinental Exchange, Inc.	2,027	518,831
Total Financials		1,352,815
Health Care - 8.5%
Biotechnology - 6.0%
Alnylam Pharmaceuticals, Inc.[1,2]	6,500	360,685
Celgene Corp.[1]	5,737	565,840
Chimerix, Inc. [1]	10,337	40,624
Exact Sciences Corp.[1,2]	25,000	306,250
Gilead Sciences, Inc.	12,570	1,048,589
OvaScience, Inc. [1,2]	25,941	135,153
Vertex Pharmaceuticals, Inc. [1]	3,736	321,371
		2,778,512
	Shares	Value
Life Sciences Tools & Services - 0.9%
Accelerate Diagnostics, Inc. [1,2]	26,964	$ 388,012
Pharmaceuticals - 1.6%
Perrigo Co. Plc	8,304	752,924
Total Health Care		3,919,448
Industrials - 10.2%
Aerospace & Defense - 2.6%
Lockheed Martin Corp.	4,809	1,193,450
Air Freight & Logistics - 3.5%
United Parcel Service, Inc. Class B	15,000	1,615,800
Professional Services - 4.1%
Equifax, Inc.	14,531	1,865,780
Total Industrials		4,675,030
Information Technology - 27.9%
Electronic Equipment & Instruments - 0.9%
Fitbit, Inc. Class A1,2	35,953	439,346
Internet Software & Services - 8.6%
Alphabet, Inc. Class A1	1,622	1,141,125
Facebook, Inc. Class A1	14,192	1,621,862
LinkedIn Corp. Class A1	2,491	471,422
Twilio, Inc. Class A1,2	10,000	365,000
Twitter, Inc. [1,2]	20,345	344,034
		3,943,443
IT Services - 3.9%
International Business Machines Corp.	3,448	523,337
MasterCard, Inc. Class A	5,934	522,548
Visa, Inc. Class A	9,964	739,030
		1,784,915
Semiconductors - 5.5%
NVIDIA Corp.	30,405	1,429,339
QUALCOMM, Inc.	20,758	1,112,006
		2,541,345
Software - 4.8%
Atlassian Corp. Plc Class A1,2	8,685	224,942
Microsoft Corp.	38,523	1,971,222
		2,196,164
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	20,000	1,912,000
Total Information Technology		12,817,213
Materials - 6.5%
Chemicals - 1.8%
Dow Chemical Co. (The)	8,133	404,292
Mosaic Co. (The) [2]	16,607	434,771
		839,063
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2016
	Shares	Value
Metals & Mining - 4.7%
Royal Gold, Inc. [2]	30,000	$ 2,160,600
Total Materials		2,999,663
Utilities - 1.1%
Multi-Utilities - 1.1%
Dominion Resources, Inc.	6,211	484,023
Total Utilities		484,023
Total Common Stocks - 79.6% (Cost $34,661,544)		36,600,713

Exchange Traded Funds - 1.8%
Sprott Physical Gold Trust[2]	75,000	823,500
Total Exchange Traded Funds - 1.8% (Cost $765,948)		823,500

	Principal Amount
Corporate Bonds - 5.6%
Energy - 5.6%
Oil, Gas & Consumable Fuels - 5.6%
California Resources Corp., 8.00%, 12/15/22	$3,616,000	2,567,360
Total Corporate Bonds - 5.6% (Cost $1,554,253)		2,567,360

	Number of Contracts
Call Options Purchased - 0.0%
Twitter, Inc. Expiring January 20, 2017 at $50.00	25	100
Twitter, Inc. Expiring January 19, 2018 at $30.00	250	25,000
Total Call Options Purchased - 0.0% (Cost $77,093)		25,100

	Principal Amount	Value
Short-Term Investments - 11.9%3
Repurchase Agreements - 11.9%
Citigroup Global Markets, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $1,280,199 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 4/30/17 - 3/15/57, totaling $1,305,787)	$1,280,183	$ 1,280,183
Daiwa Capital Markets America, Inc., dated 6/30/16, due 7/1/16, 0.50%, total to be received $1,280,201 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/7/16 - 2/1/49, totaling $1,305,787)	1,280,183	1,280,183
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $1,280,199 (collateralized by various U.S. Government Sponsored Agency Obligations, 4.00%, 3/20/46 - 5/20/46, totaling $1,305,787)	1,280,183	1,280,183
Mizuho Securities USA, Inc., dated 6/30/16, due 7/1/16, 0.45%, total to be received $379,458 (collateralized by various U.S. Government Sponsored Agency Obligations, 1.00% - 8.00%, 6/1/22 - 11/20/45, totaling $387,042)	379,453	379,453

The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2016
	Principal Amount	Value
Nomura Securities International, Inc., dated 6/30/16, due 7/1/16, 0.42%, total to be received $1,280,198 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 12/1/16 - 2/20/66, totaling $1,305,787)	$1,280,183	$ 1,280,183
Total Repurchase Agreements		5,500,185
Total Investments - 98.9% (Cost $42,559,023)		45,516,858
Cash and Other Assets, Less Liabilities - 1.1%		489,365
Net Assets - 100.0%		$46,006,223
	Shares	Value
Securities Sold Short - (5.7)%
Consumer Discretionary - (3.2)%
Hotels, Restaurants & Leisure - (2.0)%
McDonald's Corp.	(7,500)	$ (902,550)
Textiles, Apparel & Luxury Goods - (1.2)%
Deckers Outdoor Corp.[1]	(10,000)	(575,200)
Total Consumer Discretionary		(1,477,750)
Consumer Staples - (2.5)%
Household Products - (2.5)%
Procter & Gamble Co. (The)	(13,500)	(1,143,045)
Total Consumer Staples		(1,143,045)
Total Securities Sold Short - (5.7%) (Proceeds $(2,446,254))		$(2,620,795)

Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2016. Total value of such securities at period-end amounts to $ 6,093,532 and represents 13.25% of net assets of the Fund.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2016
	Shares	Value
Common Stocks - 90.0%
Consumer Discretionary - 18.5%
Auto Components - 1.0%
Dorman Products, Inc.[1]	59,412	$ 3,398,366
Distributors - 0.3%
Fenix Parts, Inc.[1,2]	277,030	1,088,728
Diversified Consumer Services - 4.4%
2U, Inc.[1,2]	168,824	4,965,114
Easterly Acquisition Corp.[1,2]	287,830	2,907,083
Grand Canyon Education, Inc.[1]	98,736	3,941,541
Pace Holdings Corp.[1,2]	268,786	2,687,860
		14,501,598
Hotels, Restaurants & Leisure - 2.1%
Del Frisco's Restaurant Group, Inc.[1]	181,805	2,603,448
Dunkin' Brands Group, Inc.[2]	81,878	3,571,518
Papa Murphy's Holdings, Inc.[1,2]	135,505	899,076
		7,074,042
Leisure Equipment & Products - 1.2%
Arctic Cat, Inc.[2]	105,593	1,795,081
Malibu Boats, Inc. Class A1	179,132	2,163,915
		3,958,996
Media - 2.3%
National CineMedia, Inc.	493,809	7,644,163
Specialty Retail - 5.1%
Boot Barn Holdings, Inc. [1,2]	321,636	2,772,502
Five Below, Inc.[1,2]	68,799	3,192,962
Hibbett Sports, Inc.[1,2]	118,891	4,136,218
Monro Muffler Brake, Inc.	31,828	2,022,988
Sally Beauty Holdings, Inc.[1,2]	118,634	3,489,026
Winmark Corp.	14,696	1,464,750
		17,078,446
Textiles, Apparel & Luxury Goods - 2.1%
Tumi Holdings, Inc.[1]	68,744	1,838,214
Wolverine World Wide, Inc.	256,884	5,219,883
		7,058,097
Total Consumer Discretionary		61,802,436
Energy - 2.8%
Energy Equipment & Services - 1.3%
RigNet, Inc.[1]	202,087	2,705,945
US Silica Holdings, Inc.	48,731	1,679,757
		4,385,702
Oil, Gas & Consumable Fuels - 1.5%
Evolution Petroleum Corp.	892,591	4,882,473
Total Energy		9,268,175
Financials - 5.4%
Capital Markets - 2.6%
Financial Engines, Inc.[2]	150,796	3,901,092
	Shares	Value
PennantPark Investment Corp.[1]	234,637	$ 1,602,571
WisdomTree Investments, Inc.[2]	345,777	3,385,157
		8,888,820
Commercial Banks - 0.6%
Bank of the Ozarks, Inc.[2]	50,300	1,887,256
Diversified Financial Services - 0.5%
Bats Global Markets, Inc.[2]	68,262	1,753,651
Insurance - 0.5%
Trupanion, Inc. [1,2]	125,760	1,666,320
Real Estate Investment Trusts - 1.2%
Jernigan Capital, Inc.[2]	97,349	1,357,045
National Storage Affiliates Trust	122,727	2,555,176
		3,912,221
Total Financials		18,108,268
Health Care - 17.3%
Biotechnology - 4.7%
Atara Biotherapeutics, Inc. [1,2]	70,920	1,596,409
Bluebird Bio, Inc.[1,2]	42,607	1,844,457
Chimerix, Inc. [1]	272,226	1,069,848
DBV Technologies SA ADR (France)[1]	56,623	1,847,042
Exact Sciences Corp.[1,2]	154,625	1,894,156
Neurocrine Biosciences, Inc.[1]	37,500	1,704,375
Repligen Corp.[1]	67,347	1,842,614
Versartis, Inc.[1,2]	178,842	1,977,993
Xencor, Inc. [1,2]	104,889	1,991,842
		15,768,736
Health Care Equipment & Supplies - 6.0%
Endologix, Inc.[1,2]	301,701	3,759,195
Insulet Corp.[1,2]	56,637	1,712,703
LDR Holding Corp. [1]	134,548	4,971,549
Merit Medical Systems, Inc.[1]	83,988	1,665,482
Nevro Corp. [1,2]	22,522	1,661,223
Novadaq Technologies, Inc.[1]	166,930	1,642,591
Quidel Corp.[1,2]	95,661	1,708,505
Spectranetics Corp. (The)[1,2]	161,709	3,025,575
		20,146,823
Health Care Providers & Services - 1.1%
Diplomat Pharmacy, Inc.[1,2]	78,971	2,763,985
National Research Corp. Class A	63,034	863,566
		3,627,551
Health Care Technology - 1.9%
Castlight Health, Inc. Class B1,2	349,213	1,382,883
HealthStream, Inc.[1]	68,385	1,813,570
Medidata Solutions, Inc.[1]	64,642	3,029,771
		6,226,224
Life Sciences Tools & Services - 2.4%
Accelerate Diagnostics, Inc. [1,2]	112,324	1,616,342
INC Research Holdings, Inc. Class A1	132,004	5,033,313
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2016
	Shares	Value
Pacific Biosciences of California, Inc.[1,2]	204,647	$ 1,439,692
		8,089,347
Pharmaceuticals - 1.2%
Marinus Pharmaceuticals, Inc.[1]	245,714	312,057
NeuroDerm Ltd.[1,2]	101,280	1,645,800
Revance Therapeutics, Inc.[1,2]	126,640	1,722,304
Syndax Pharmaceuticals, Inc.[1,2]	19,781	194,843
Syndax Pharmaceuticals, Inc. Acquisition Date: 8/18/15, Cost $210,999[1,3,4]	15,081	126,226
		4,001,230
Total Health Care		57,859,911
Industrials - 22.8%
Aerospace & Defense - 1.9%
HEICO Corp. Class A	83,170	4,462,071
TASER International, Inc.[1,2]	79,205	1,970,620
		6,432,691
Air Freight & Logistics - 1.9%
Forward Air Corp.	110,872	4,937,130
Park-Ohio Holdings Corp.	53,737	1,519,683
		6,456,813
Commercial Services & Supplies - 7.3%
Clean Harbors, Inc.[1]	131,881	6,872,319
Heritage-Crystal Clean, Inc.[1]	548,269	6,694,365
InnerWorkings, Inc.[1]	358,723	2,966,639
Ritchie Bros. Auctioneers, Inc. (Canada)	70,893	2,394,766
SP Plus Corp.[1]	239,249	5,402,242
		24,330,331
Machinery - 2.8%
Kennametal, Inc.	92,079	2,035,867
Proto Labs, Inc.[1,2]	58,234	3,351,949
Tennant Co.	72,965	3,930,624
		9,318,440
Marine - 1.0%
Kirby Corp.	52,383	3,268,175
Professional Services - 4.3%
Advisory Board Co. (The)[1]	44,203	1,564,344
CEB, Inc.	100,836	6,219,565
TriNet Group, Inc.[1]	237,372	4,934,964
TrueBlue, Inc.[1]	90,423	1,710,803
		14,429,676
Road & Rail - 2.3%
Heartland Express, Inc.[2]	289,262	5,030,266
Roadrunner Transportation Systems, Inc.[1]	156,896	1,170,444
	Shares	Value
Saia, Inc.[1]	63,408	$ 1,594,077
		7,794,787
Trading Companies & Distributors - 1.3%
MSC Industrial Direct Co., Inc. Class A	59,358	4,188,300
Total Industrials		76,219,213
Information Technology - 22.5%
Electronic Equipment & Instruments - 1.5%
DTS, Inc.[1]	130,879	3,461,750
Mesa Laboratories, Inc. [2]	12,909	1,587,807
		5,049,557
Internet Software & Services - 12.1%
Actua Corp.[1,2]	223,555	2,018,702
Carbonite, Inc.[1]	499,627	4,861,371
ChannelAdvisor Corp.[1]	422,043	6,115,403
Cimpress, N.V. (Netherlands)[1,2]	35,902	3,320,217
comScore, Inc.[1]	69,043	1,648,747
Demandware, Inc.[1]	77,013	5,768,274
Envestnet, Inc.[1]	89,511	2,981,611
LivePerson, Inc.[1]	404,108	2,562,045
New Relic, Inc. [1,2]	58,056	1,705,685
Q2 Holdings, Inc.[1]	71,438	2,001,693
SciQuest, Inc.[1,2]	106,648	1,883,404
Shutterstock, Inc.[1,2]	63,218	2,895,384
SPS Commerce, Inc.[1]	33,575	2,034,645
Twilio, Inc. Class A1,2	20,657	753,980
		40,551,161
IT Services - 1.7%
Cass Information Systems, Inc.	50,191	2,594,875
Euronet Worldwide, Inc.[1]	19,085	1,320,491
Forrester Research, Inc.	48,346	1,782,034
		5,697,400
Software - 6.6%
Barracuda Networks, Inc.[1,2]	170,765	2,585,382
Callidus Software, Inc.[1]	187,623	3,748,708
Descartes Systems Group, Inc. (The)[1]	128,304	2,449,323
Exa Corp.[1]	367,984	5,317,369
Fleetmatics Group Plc (Ireland)[1]	100,575	4,357,915
QAD, Inc. Class A1	90,531	1,744,532
RealPage, Inc.[1]	82,362	1,839,143
		22,042,372
Technology Hardware, Storage & Peripherals - 0.6%
Stratasys Ltd.[1,2]	90,760	2,077,496
Total Information Technology		75,417,986

The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2016
	Shares	Value
Materials - 0.7%
Chemicals - 0.7%
Balchem Corp.	41,849	$ 2,496,293
Total Materials		2,496,293
Total Common Stocks - 90.0% (Cost $290,751,676)		301,172,282

	Shares/ Principal Amount
Short-Term Investments - 18.5%5
Money Market Funds - 2.3%
Federated Treasury Obligations Fund, 0.24%	1,953,000	1,953,000
Fidelity Money Market Funds, Government Portfolio, Institutional Class, 0.30%	1,970,000	1,970,000
Invesco Short Term Investments Government & Agency Portfolio, 0.30%	2,056,000	2,056,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.27%	1,869,000	1,869,000
Total Money Market Funds		7,848,000
Repurchase Agreements - 16.2%
Citigroup Global Markets, Inc., dated 6/30/16, due 7/1/16, 0.44%, total to be received $14,442,202 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.50% - 7.50%, 4/30/17 - 3/15/57, totaling $14,730,866)	$14,442,025	14,442,025
Daiwa Capital Markets America, Inc., dated 6/30/16, due 7/1/16, 0.50%, total to be received $14,442,226 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/7/16 - 2/1/49, totaling $14,730,866)	14,442,025	14,442,025
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 6/30/16, due 7/1/16, 0.40%, total to be received $10,874,927 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 8.00%, 8/1/22 - 6/1/46, totaling $11,092,335)	$10,874,806	$ 10,874,806
Nomura Securities International, Inc., dated 6/30/16, due 7/1/16, 0.42%, total to be received $14,442,193 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 12/1/16 - 2/20/66, totaling $14,730,866)	14,442,025	14,442,025
Total Repurchase Agreements		54,200,881
Total Short-Term Investments - 18.5% (Cost $62,048,881)		62,048,881
Total Investments - 108.5% (Cost $352,800,557)		363,221,163
Liabilities in Excess of Other Assets - (8.5)%		(28,477,817)
Net Assets - 100.0%		$334,743,346

The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2016
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2016. Total value of such securities at period-end amounts to $66,628,285 and represents 19.90% of net assets of the Fund.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $126,226 and represents 0.04% of net assets of the Fund.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2016	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,222,144,773	$506,467,740	$40,016,673	$309,020,282
Repurchase agreements[3]	165,893,800	39,136,196	5,500,185	54,200,881
Cash and cash equivalents	54,456,221	42,801,905	3,296,144	33,525,827
Cash held as collateral	—	1,000,000	5,413,828	—
Receivables and other assets:
Fund shares purchased	931,626	9,782	69	1,146,511
Investments sold	—	—	722,631	1,994,285
Dividends and interest	196,428	188,286	53,079	152,727
Securities lending interest	86,692	30,152	—	56,665
Prepaid expenses	49,380	27,072	18,150	24,640
Total Assets	1,443,758,920	589,661,133	55,020,759	400,121,818

Liabilities
Securities sold short[4]	—	—	2,620,795	—
Collateral held for securities on loan	192,503,800	45,478,196	5,500,185	62,048,881
Payables and other accrued expenses:
Fund shares sold	1,208,469	191,430	—	108,104
Investments purchased	—	4,706,835	848,407	2,817,857
Investment advisory fees	780,820	449,629	27,761	259,560
Service plan fees	4,906	320	289	40,374
Professional fees	125,699	57,212	8,701	36,022
Transfer agent fees	58,265	34,316	1,869	48,362
Other	58,994	28,541	6,529	19,312
Total Liabilities	194,740,953	50,946,479	9,014,536	65,378,472
Net Assets	$1,249,017,967	$538,714,654	$46,006,223	$334,743,346

Net Assets Consist of
Paid in capital	$1,208,378,352	$485,556,723	$46,129,267	$335,784,114
Accumulated net realized loss on investments, written options, and foreign currency transactions	(40,758,077)	(13,043,757)	(3,273,230)	(10,465,945)
Net unrealized appreciation on investments and foreign currency translations	84,387,799	66,625,552	2,783,294	10,420,606
Undistributed (distributions in excess of) net investment income	(2,990,107)	(423,864)	366,892	(995,429)
Net Assets	$1,249,017,967	$538,714,654	$46,006,223	$334,743,346
[1] Investments at cost	1,137,756,974	439,842,188	37,058,838	298,599,676

[2]	Including securities on loan valued at $247,443,978, $44,995,500, $6,093,532 and $66,628,285, respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $165,893,800, $39,136,196, $5,500,185 and $54,200,881, respectively.
[4]	Proceeds received from Securities sold short $—, $—, $2,446,254 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2016	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,161,981,162	$536,799,358	$45,251,227	$ 44,001,496
Shares outstanding[4]	35,536,693	16,556,444	3,902,233	3,708,054
Net Asset value per share (offering and redemption price)	$ 32.70	$ 32.42	$ 11.60	$ 11.87
Institutional Class
Net Assets	$ 45,686,831	$ —	$ —	$ 52,784,304
Shares outstanding[4]	1,397,997	—	—	4,442,615
Net Asset value per share (offering and redemption price)	$ 32.68	$ —	$ —	$ 11.88
Class A5
Net Assets	$ 8,831,720	$ 430,681	$ 502,171	$ 52,172,612
Shares outstanding[4]	275,137	13,425	43,520	4,438,049
Net Asset value per share (offering and redemption price)	$ 32.10	$ 32.08	$ 11.54	$ 11.76
Class C6
Net Assets	$ 803,944	$ 13,741	$ 955	$ 23,689,325
Shares outstanding[4]	24,855	428	83	2,018,504
Net Asset value per share (offering and redemption price)	$ 32.34[7]	$ 32.09[7]	$ 11.50[7]	$ 11.74
Investor Class
Net Assets	$ 31,714,310	$ 1,470,874	$ 251,870	$162,095,609
Shares outstanding[4]	976,436	45,481	21,713	13,677,444
Net Asset value per share (offering and redemption price)	$ 32.48	$ 32.34	$ 11.60	$ 11.85

[4]	500,000,000 shares authorized, $0.01 par value.
[5]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[6]	Commenced operations on July 1, 2015.
[7]	The NAV reported above represents the traded NAV at June 30, 2016.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2016	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 7,000,894	$ 5,326,789	$ 689,390	$ 1,509,970
Foreign taxes withheld	(89,541)	(126,287)	(3,495)	(10,750)
Interest income	—	—	271,710	—
Securities lending	1,443,691	602,797	49,328	406,440
Total investment income	8,355,044	5,803,299	1,006,933	1,905,660

Expenses
Investment advisory fees	11,405,057	5,833,604	420,103	2,717,967
Custodian fees	142,848	59,483	11,610	35,424
Distribution and service plan fees:
Investor Class	17,247	596	141	68,640
Class A1	25,190	1,475	1,570	140,417
Class C2	3,034	98	10	150,216
Directors' fees	256,018	100,669	8,218	46,252
Pricing fees	153,774	72,707	25,655	45,168
Audit and tax fees	107,091	43,136	3,590	26,535
Legal fees	65,646	24,755	1,792	10,711
Registration and filing fees	106,305	90,394	85,352	112,448
Shareholder communications	149,289	67,295	6,564	41,385
Transfer agent fees	465,945	267,993	15,479	344,920
Recoupment of investment advisory fees previously waived	25,491	2,023	10,149	19,869
Miscellaneous expenses	84,613	34,657	6,921	18,397
Total expenses excluding dividend expense	13,007,548	6,598,885	597,154	3,778,349
Dividend expense	—	—	21,400	—
Total expense	13,007,548	6,598,885	618,554	3,778,349
Less waivers and/or reimbursements (Note 6)	—	—	(216)	(39,500)
Net expenses	13,007,548	6,598,885	618,338	3,738,849
Net investment income (loss)	(4,652,504)	(795,586)	388,595	(1,833,189)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	25,097,317 [3]	(5,981,383)	(3,392,851)	(10,082,386)
Net realized gain on written options	—	—	157,135	—
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency translations	(124,083,624)	(37,793,171)	1,095,655	(5,481,244)
Net change in unrealized depreciation on securities sold short	—	—	(174,541)	—
Net change in unrealized depreciaton on written options	—	—	(37,441)	—
Total realized and unrealized loss	(98,986,307)	(43,774,554)	(2,352,043)	(15,563,630)
Net decrease in net assets resulting from operations	$(103,638,811)	$(44,570,140)	$(1,963,448)	$(17,396,819)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
[3]	Including in-kind redemptions gain of $61,962,037, $—, $—, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Operations
Net investment loss	$ (4,652,504)	$ (8,327,330)	$ (795,586)	$ (43,632)
Net realized gain/(loss) on investments and foreign currency transactions	25,097,317	256,624,172	(5,981,383)	98,718,841
Net change in unrealized depreciation on investments	(124,083,624)	(15,775,934)	(37,793,171)	(53,402,467)
Net increase (decrease) in net assets resulting from operations and foreign currency translations	(103,638,811)	232,520,908	(44,570,140)	45,272,742

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	—	(371,096)	(1,287,678)
Institutional Class	—	—	—	—
Class A1	—	—	—	—
Class C2	—	—	—	—
Investor Class	—	—	—	—
Net Realized Gains:
Legacy Class	(131,256,915)	(219,516,396)	(84,726,393)	(115,863,711)
Institutional Class	(4,467,337)	—	—	—
Class A1	(897,195)	(595,614)	(76,522)	(155,510)
Class C2	(15,808)	—	(1,960)	—
Investor Class	(3,547,289)	(3,083,406)	(122,913)	(174,302)
Decrease in net assets from distributions	(140,184,544)	(223,195,416)	(85,298,884)	(117,481,201)

Fund Share Transactions
Net decrease in net assets resulting from fund share transactions (Note 2)	(514,953,981)	(46,379,756)	(10,184,223)	(15,931,502)
Total decrease in net assets	(758,777,336)	(37,054,264)	(140,053,247)	(88,139,961)

Net Assets
Beginning of Year	2,007,795,303	2,044,849,567	678,767,901	766,907,862
End of Year*	$1,249,017,967	$2,007,795,303	$ 538,714,654	$ 678,767,901
*Includes accumulated distributions in excess of net investment income	$ (2,990,107)	$ —	$ (423,864)	$ (777,304)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Operations
Net investment income/(loss)	$ 388,595	$ 201,787	$ (1,833,189)	$ (1,038,384)
Net realized gain/(loss) on investments and foreign currency transactions	(3,235,716)	7,912,090	(10,082,386)	6,225,848
Net change in unrealized appreciation/(depreciation) on investments, written options, securities sold short, and foreign currency translations	883,673	(6,155,478)	(5,481,244)	15,017,109
Net increase (decrease) in net assets resulting from operations and foreign currency translations	(1,963,448)	1,958,399	(17,396,819)	20,204,573

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	(664,498)	—	—
Institutional Class	—	—	—	—
Class A1	—	(2,071)	—	—
Class C2	—	—	—	—
Investor Class	—	(876)	—	—
Net Realized Gains:
Legacy Class	(1,933,942)	(5,535,693)	(625,851)	(836,030)
Institutional Class	—	—	(380,054)	—
Class A1	(22,469)	(19,039)	(766,627)	(556,328)
Class C2	(39)	—	(267,924)	—
Investor Class	(9,061)	(7,536)	(2,271,069)	(939,505)
Decrease in net assets from distributions	(1,965,511)	(6,229,713)	(4,311,525)	(2,331,863)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(4,026,163)	24,525,359	107,561,071	212,520,461
Total increase (decrease) in net assets	(7,955,122)	20,254,045	85,852,727	230,393,171

Net Assets
Beginning of Year	53,961,345	33,707,300	248,890,619	18,497,448
End of Year*	$46,006,223	$53,961,345	$334,743,346	$248,890,619
*Includes accumulated undistributed (distributions in excess of) net investment income	$ 366,892	$ —	$ (995,429)	$ —

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$37.80	$37.86	$44.31	$45.06	$47.61
Income (loss) from investment operations
Net investment income (loss)[1]	(0.10)	(0.15)	(0.11)	0.05	0.10
Net realized and unrealized gain(loss)	(1.26)	4.37	6.89	6.23	0.69
Net increase(decrease) from investment operations	(1.36)	4.22	6.78	6.28	0.79
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.00)[2]	(0.15)	(0.07)
Distributions from net realized capital gains	(3.74)	(4.28)	(13.23)	(6.88)	(3.27)
Total distributions to shareholders	(3.74)	(4.28)	(13.23)	(7.03)	(3.34)
Redemption fees	0.00[2]	0.00[2]	0.00	0.00	0.00
Net asset value, end of period	$32.70	$37.80	$37.86	$44.31	$45.06
Total return	(2.94)%	11.85%	17.31%	15.54%	2.45%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.41)%	(0.27)%	0.11%	0.22%
Ratio of expenses to average net assets:	0.86%	0.84%	0.86%	0.87%	0.85%

Supplemental Data
Net Assets, End of Period (000's)	$1,161,981	$1,937,346	$2,021,197	$2,112,945	$2,484,084
Portfolio Turnover Rate	67%	46%	96%	37%	25%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.13)	(0.04)
Net realized and unrealized gain(loss)	(1.24)	1.39
Net increase(decrease) from investment operations	(1.37)	1.35
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)	0.00
Total distributions to shareholders	(3.74)	0.00
Redemption fees	0.00 [3]	0.00
Net asset value, end of period	$ 32.68	$ 37.79
Total return	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 45,687	$ 19,575
Portfolio Turnover Rate	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.29)	(0.41)	(0.21)
Net realized and unrealized gain(loss)	(1.24)	4.33	2.26
Net increase(decrease) from investment operations	(1.53)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)	(4.28)	(0.00) [4]
Total distributions to shareholders	(3.74)	(4.28)	(0.00) [4]
Redemption fees	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 32.10	$ 37.37	$ 37.72
Total return	(3.45)%	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.89)%	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Total expense	1.40%	1.69%	2.00% [6]
Before fees waived and excluding recoupment of past waived fees	1.22%	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.22%	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 8,832	$ 8,812	$ 4,904
Portfolio Turnover Rate	67%	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.80
Income loss from investment operations
Net investment loss[2]	(0.52)
Net realized and unrealized loss	(1.20)
Net decrease from investment operations	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)
Total distributions to shareholders	(3.74)
Redemption fees	0.00
Net asset value, end of period	$ 32.34
Total return	(3.95)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.68)% [4]
Ratio of expenses to average net assets:	1.95% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 804
Portfolio Turnover Rate	67% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$37.61	$37.78	$35.67
Income (loss) from investment operations
Net investment loss[2]	(0.14)	(0.27)	(0.16)
Net realized and unrealized gain/(loss)	(1.26)	4.37	2.27
Net increase(decrease) from investment operations	(1.40)	4.10	2.11
Less distributions to shareholders:
Distributions from net realized capital gains	(3.74)	(4.28)	(0.00)[3]
Total distributions to shareholders	(3.74)	(4.28)	(0.00)[3]
Redemption fees	0.01	0.01	0.00
Net asset value, end of period	$32.48	$37.61	$37.78
Total return	(3.04)%	11.56%	5.92%[4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.43)%	(0.73)%	(0.70)%[5]
Ratio of expenses to average net assets:
Total expense	0.97%	1.16%	1.30%[5]
Before fees waived and excluding recoupment of past waived fees	0.97%	1.16%	1.30%[5]
After fees waived and excluding recoupment of past waived fees[6]	0.97%	1.16%	1.30%[5]

Supplemental Data
Net Assets, End of Period (000's)	$31,714	$42,062	$18,749
Portfolio Turnover Rate	67%	46%	96%[4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$40.44	$45.52	$37.20	$30.60	$29.59
Income (loss) from investment operations
Net investment income (loss)[1]	(0.05)	(0.00)[2]	0.01	0.14	0.09
Net realized and unrealized gain(loss)	(2.60)	2.66	8.63	6.57	1.05[3]
Net increase(decrease) from investment operations	(2.65)	2.66	8.64	6.71	1.14
Less distributions to shareholders:
Distributions from net investment income	(0.02)	(0.09)	(0.18)	(0.11)	(0.13)
Distributions from net realized capital gains	(5.35)	(7.65)	(0.14)	0.00	0.00
Total distributions to shareholders	(5.37)	(7.74)	(0.32)	(0.11)	(0.13)
Redemption fees	0.00[2]	0.00[2]	0.00	0.00	0.00
Net asset value, end of period	$32.42	$40.44	$45.52	$37.20	$30.60
Total return	(6.33)%	6.84%	23.31%	21.98%	3.89%[3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.01)%	0.01%	0.41%	0.31%
Ratio of expenses to average net assets:	1.13%	1.11%	1.13%	1.16%	1.14%

Supplemental Data
Net Assets, End of Period (000's)	$536,799	$677,138	$764,882	$704,523	$688,467
Portfolio Turnover Rate	73%	76%	67%	55%	20%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016[1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$40.22	$45.41	$42.64
Income (loss) from investment operations
Net investment loss[3]	(0.21)	(0.22)	(0.08)
Net realized and unrealized gain(loss)	(2.58)	2.68	3.02
Net increase(decrease) from investment operations	(2.79)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.17)
Distributions from net realized capital gains	(5.35)	(7.65)	0.00
Total distributions to shareholders	(5.35)	(7.65)	(0.17)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$32.08	$40.22	$45.41
Total return	(6.75)%	6.38%	6.91%[4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.60)%	(0.52)%	(0.30)%[5]
Ratio of expenses to average net assets:
Total expense	1.60%	3.46%	7.46%[5]
Before fees waived and excluding recoupment of past waived fees	1.46%	3.46%	7.46%[5]
After fees waived and excluding recoupment of past waived fees[6]	1.46%	1.60%	1.60%[5]

Supplemental Data
Net Assets, End of Period (000's)	$431	$622	$462
Portfolio Turnover Rate	73%	76%	67%[4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 40.54
Income loss from investment operations
Net investment loss[2]	(0.36)
Net realized and unrealized loss	(2.74)
Net decrease from investment operations	(3.10)
Less distributions to shareholders:
Distributions from net realized capital gains	(5.35)
Total distributions to shareholders	(5.35)
Redemption fees	0.00
Net asset value, end of period	$ 32.09
Total return	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.11)% [4]
Ratio of expenses to average net assets:	2.19% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 14
Portfolio Turnover Rate	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment loss[2]	(0.13)	(0.09)	(0.02)
Net realized and unrealized gain/(loss)	(2.59)	2.66	3.03
Net increase(decrease) from investment operations	(2.72)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.18)
Distributions from net realized capital gains	(5.35)	(7.65)	0.00
Total distributions to shareholders	(5.35)	(7.65)	(0.18)
Redemption fees	0.01	0.01	0.00
Net asset value, end of period	$ 32.34	$ 40.40	$ 45.47
Total return	(6.50)%	6.67%	7.08% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.40)%	(0.21)%	(0.09)% [4]
Ratio of expenses to average net assets:
Total expense	1.35%	2.34%	3.51% [4]
Before fees waived and excluding recoupment of past waived fees	1.24%	2.34%	3.51% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.24%	1.35%	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1,471	$ 1,008	$ 1,564
Portfolio Turnover Rate	73%	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$12.51	$14.59	$12.35	$10.71	$10.61
Income (loss) from investment operations
Net investment income[1]	0.09	0.12	0.24	0.24	0.22
Net realized and unrealized gain(loss)	(0.51)	0.47	2.22	1.68	0.09
Net increase(decrease) from investment operations	(0.42)	0.59	2.46	1.92	0.31
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.25)	(0.22)	(0.28)	(0.21)
Distributions from net realized capital gains	(0.49)	(2.42)	0.00	0.00	0.00
Total distributions to shareholders	(0.49)	(2.67)	(0.22)	(0.28)	(0.21)
Redemption fees	0.00[2]	0.00[2]	0.00[2]	0.00	0.00
Net asset value, end of period	$11.60	$12.51	$14.59	$12.35	$10.71
Total return	(3.35)%	4.46%	20.04%	18.28%	3.09%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.82%	0.88%	1.75%	2.08%	2.17%
Ratio of expenses to average net assets:
Total expense	1.29%	1.33%	1.37%	1.53%	1.41%
Before fees waived and excluding recoupment of past waived fees	1.27%	1.33%	1.37%	1.53%	1.41%
After fees waived and excluding recoupment of past waived fees[3]	1.27%	1.25%	1.25%	1.25%	1.25%
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.23%	1.25%	1.25%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$45,251	$53,125	$33,649	$28,697	$30,744
Portfolio Turnover Rate	57%	266%	35%	44%	31%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$12.50	$14.58	$13.87
Income (loss) from investment operations
Net investment income (loss)[3]	0.06	(0.02)	0.13
Net realized and unrealized gain(loss)	(0.53)	0.58	0.78
Net increase(decrease) from investment operations	(0.47)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.49)	(2.64)	(0.20)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$11.54	$12.50	$14.58
Total return	(3.76)%	4.24%	6.69%[4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.50%	(0.11)%	1.55%[5]
Ratio of expenses to average net assets:
Total expense	1.69%	7.46%	132.38%[5]
Before fees waived and excluding recoupment of past waived fees	1.69%	7.46%	132.38%[5]
After fees waived and excluding recoupment of past waived fees[6]	1.64%	1.60%	1.60%[5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.60%	1.60%	1.60%[5]

Supplemental Data
Net Assets, End of Period (000's)	$502	$501	$13
Portfolio Turnover Rate	57%	266%	35%[4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.56
Income loss from investment operations
Net investment income[2]	0.00
Net realized and unrealized loss	(0.57)
Net decrease from investment operations	(0.57)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.49)
Total distributions to shareholders	(0.49)
Redemption fees	0.00
Net asset value, end of period	$ 11.50
Total return	(4.55)% [3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.04% [4]
Ratio of expenses to average net assets:
Total expense	2.33% [4]
Before fees waived and excluding recoupment of past waived fees	2.33% [4]
After fees waived and excluding recoupment of past waived fees[5]	2.04% [4]
After fees waived and excluding recoupment of past waived fess and dividend expenses	2.00% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1
Portfolio Turnover Rate	57% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016	2015	2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.53	$14.60	$13.87
Income (loss) from investment operations
Net investment income (loss)[2]	0.08	(0.02)	0.15
Net realized and unrealized gain/(loss)	(0.52)	0.61	0.79
Net increase(decrease) from investment operations	(0.44)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.49)	(2.66)	(0.21)
Redemption fees	0.00[3]	0.00	0.00
Net asset value, end of period	$11.60	$12.53	$14.60
Total return	(3.51)%	4.44%	6.87%[4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.68%	(0.13)%	1.72%[5]
Ratio of expenses to average net assets:
Total expense	1.39%	16.83%	39.23%[5]
Before fees waived and excluding recoupment of past waived fees	1.37%	16.83%	39.23%[5]
After fees waived and excluding recoupment of past waived fees[6]	1.37%	1.35%	1.35%[5]
After fees waived and excluding recoupment of past waived fess and dividend expenses[6]	1.32%	1.35%	1.35%[5]

Supplemental Data
Net Assets, End of Period (000's)	$252	$335	$45
Portfolio Turnover Rate	57%	266%	35%[4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Legacy Class	2016	2015	2014[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.98	$11.65	$10.00
Income (loss) from investment operations
Net investment loss[2]	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain(loss)	(0.87)	1.72	1.69
Net increase(decrease) from investment operations	(0.93)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.18)	(0.30)	0.00
Redemption fees	0.00[3]	0.00[3]	0.00
Net asset value, end of period	$11.87	$12.98	$11.65
Total return	(7.06)%	14.23%	16.50%[4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.52)%	(0.69)%	(0.61)%[5]
Ratio of expenses to average net assets:
Total expense	1.20%	1.24%	2.35%[5]
Before fees waived and excluding recoupment of past waived fees	1.20%	1.24%	2.35%[5]
After fees waived and excluding recoupment of past waived fees[6]	1.20%	1.20%	1.20%[5]

Supplemental Data
Net Assets, End of Period (000's)	$44,001	$59,459	$9,839
Portfolio Turnover Rate	62%	45%	78%[4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Institutional Class	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.05)	(0.02)
Net realized and unrealized gain(loss)	(0.87)	0.77
Net increase(decrease) from investment operations	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	0.00
Total distributions to shareholders	(0.18)	0.00
Redemption fees	0.00 [3]	0.00
Net asset value, end of period	$ 11.88	$ 12.98
Total return	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 52,784	$ 13,035
Portfolio Turnover Rate	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class A	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.10)	(0.13)	(0.06)
Net realized and unrealized gain(loss)	(0.87)	1.71	1.69
Net increase(decrease) from investment operations	(0.97)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 11.76	$ 12.91	$ 11.63
Total return	(7.41)%	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.89)%	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Total expense	1.60%	1.69%	2.99% [6]
Before fees waived and excluding recoupment of past waived fees	1.56%	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.56%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 52,173	$ 45,186	$ 6,524
Portfolio Turnover Rate	62%	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.97
Income loss from investment operations
Net investment loss[2]	(0.17)
Net realized and unrealized loss	(0.88)
Net decrease from investment operations	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)
Total distributions to shareholders	(0.18)
Redemption fees	0.00 [3]
Net asset value, end of period	$ 11.74
Total return	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 23,689
Portfolio Turnover Rate	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Investor Class	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.07)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	(0.87)	1.73	1.69
Net increase(decrease) from investment operations	(0.94)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 11.85	$ 12.97	$ 11.65
Total return	(7.15)%	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.61)%	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	1.32%	1.33%	3.63% [5]
Before fees waived and excluding recoupment of past waived fees	1.32%	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.32%	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$162,096	$131,211	$ 2,135
Portfolio Turnover Rate	62%	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Year ended June 30, 2016

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2016, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes and changes to shareholder servicing and distribution plans.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
a.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Funds’ shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
b.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity and repurchase agreements are valued at amortized cost which approximates fair market value.
Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Fund’s investments in the exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

Meridian Funds	64	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
c.	Fair Value Measurements: As described in Note 1.b. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2016 is as follows:

	Level 1	Level 2	Level 3	Total
Meridian Growth Fund
Common Stocks[1]	$ 1,194,515,191	$ 351,810	$ 667,772	$ 1,195,534,773
Short-Term Investments	26,610,000	165,893,800	—	192,503,800
Total Investments	$ 1,221,125,191	$ 166,245,610	$ 667,772	$ 1,388,038,573
Meridian Contrarian Fund
Common Stocks[1]	$ 500,125,740	—	—	$ 500,125,740
Short-Term Investments	6,342,000	$ 39,136,196	—	45,478,196
Total Investments	$ 506,467,740	$ 39,136,196	—	$ 545,603,936
Meridian Equity Income Fund
Assets:
Common Stocks[1]	$ 36,600,713	—	—	$ 36,600,713
Corporate Bonds	—	$ 2,567,360	—	2,567,360
Call Options Purchased	25,100	—	—	25,100
Exchange Traded Funds	823,500	—	—	823,500

Meridian Funds	65	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

	Level 1	Level 2	Level 3	Total
Meridian Equity Income Fund (continued)
Short-Term Investments	—	$ 5,500,185	—	$ 5,500,185
Total Investments - Assets	$ 37,449,313	$ 8,067,545	—	$ 45,516,858
Liabilities:
Securities Sold Short	$ (2,620,795)	—	—	$ (2,620,795)
Total Investments - Liabilities	$ (2,620,795)	—	—	$ (2,620,795)
Meridian Small Cap Growth Fund
Common Stocks[1]	$ 301,046,056	—	$ 126,226	$ 301,172,282
Short-Term Investments	7,848,000	$ 54,200,881	—	62,048,881
Total Investments	$ 308,894,056	$ 54,200,881	$ 126,226	$ 363,221,163
1 See above Schedule of Investments for values in each industry.
The Funds recognize transfers between levels as of the end of the period. During the year ended June 30, 2016 there were no reportable transfers between levels.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Meridian Growth Fund
	Beginning Balance 07/01/15	Total Purchases	Total Sales	Net Change in Unrealized Gain/(Loss)	Ending Balance 6/30/16
Investments in Securities
Common Stocks	$ —	$ 1,489,005	$ (372,761)[1]	$ (448,472)	$ 667,772
Total Level 3	$ —	$ 1,489,005	$ (372,761)	$ (448,472)	$ 667,772
[1] Amount decreased due to in-kind redemptions.

Meridian Small Cap Growth Fund
	Beginning Balance 07/01/15	Total Purchases	Total Sales	Net Change in Unrealized Gain/(Loss)	Ending Balance 6/30/16
Investments in Securities
Common Stocks	$ —	$ 210,999	$ —	$ (84,773)	$ 126,226
Total Level 3	$ —	$ 210,999	$ —	$ (84,773)	$ 126,226

d.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
e.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase

Meridian Funds	66	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
f.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
g.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
h.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
i.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
j.	In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended June 30, 2016, the Growth Fund transacted in-kind redemptions of $379,639,733.

Meridian Funds	67	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

2.	Capital Shares Transactions: Transactions in capital shares were as follows:

	Year Ended June 30, 2016		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	1,358,601	$ 42,364,119	6,497,797	$ 240,532,008
Shares issued from reinvestment of distributions	4,193,907	128,417,422	6,062,601	215,889,243
Redemption fees	—	27,621	—	20,823
Shares redeemed	(21,266,639)	(712,564,252)	(14,697,527)	(549,202,740)
Net decrease	(15,714,131)	$(541,755,090)	(2,137,129)	$ (92,760,666)
Institutional Class
Shares sold	745,916	$ 25,468,717	521,290	$ 19,592,273
Shares issued from reinvestment of distributions	145,944	4,467,337	—	—
Redemption fees	—	458	—	—
Shares redeemed	(11,787)	(366,683)	(3,366)	(127,000)
Net increase	880,073	$ 29,569,829	517,924	$ 19,465,273
Class A2
Shares sold	119,574	$ 3,907,150	176,885	$ 6,547,088
Shares issued from reinvestment of distributions	23,866	718,845	15,188	536,592
Redemption fees	—	767	—	1,509
Shares redeemed	(104,120)	(3,341,094)	(86,276)	(3,194,129)
Net increase	39,320	$ 1,285,668	105,797	$ 3,891,060
Class C3
Shares sold	24,336	$ 746,689	—	$ —
Shares issued from reinvestment of distributions	519	15,809	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	24,855	$ 762,498	—	$ —
Investor Class
Shares sold	455,432	$ 15,060,609	920,727	$ 34,143,889
Shares issued from reinvestment of distributions	104,065	3,167,743	83,780	2,973,367
Redemption fees	—	5,516	—	9,917
Shares redeemed	(701,466)	(23,050,754)	(382,401)	(14,102,596)
Net increase/(decrease)	(141,969)	$ (4,816,886)	622,106	$ 23,024,577

[1]	For the twelve months ending June 30, 2015 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.

Meridian Funds	68	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

	Year Ended June 30, 2016		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	121,771	$ 4,065,895	126,877	$ 5,277,730
Shares issued from reinvestment of distributions	2,597,565	82,836,341	2,985,897	113,941,819
Redemption fees	—	4,810	—	8,643
Shares redeemed	(2,907,170)	(97,653,536)	(3,171,397)	(134,972,919)
Net decrease	(187,834)	$(10,746,490)	(58,623)	$ (15,744,727)
Class A2
Shares sold	1,550	$ 52,224	13,232	$ 582,725
Shares issued from reinvestment of distributions	1,350	42,706	2,821	107,325
Redemption fees	—	—	—	—
Shares redeemed	(4,934)	(168,353)	(10,759)	(433,410)
Net increase/(decrease)	(2,034)	$ (73,423)	5,294	$ 256,640
Class C3
Shares sold	366	$ 13,770	—	$ —
Shares issued from reinvestment of distributions	62	1,960	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	428	$ 15,730	—	$ —
Investor Class
Shares sold	44,349	$ 1,385,574	3,360	$ 141,443
Shares issued from reinvestment of distributions	3,099	98,671	3,732	142,308
Redemption fees	—	286	—	139
Shares redeemed	(26,910)	(864,571)	(16,549)	(727,305)
Net increase/(decrease)	20,538	$ 619,960	(9,457)	$ (443,415)

[1]	For the twelve months ending June 30, 2015 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.

Meridian Funds	69	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

	Year Ended June 30, 2016		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	61,738	$ 719,828	3,698,867 [2]	$45,005,167 [2]
Shares issued from reinvestment of distributions	164,032	1,881,451	490,554	6,112,916
Redemption fees	—	326	—	198
Shares redeemed	(568,713)	(6,608,467)	(2,249,917)	(27,399,494)
Net increase/(decrease)	(342,943)	$(4,006,862)	1,939,504	$ 23,718,787
Class A3
Shares sold	7,200	$ 86,187	48,390	$ 634,811
Shares issued from reinvestment of distributions	1,966	22,469	1,696	21,110
Redemption fees	—	—	—	—
Shares redeemed	(5,705)	(64,742)	(10,910)	(149,718)
Net increase	3,461	$ 43,914	39,176	$ 506,203
Class C4
Shares sold	80	$ 1,000	—	$ —
Shares issued from reinvestment of distributions	3	39	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	83	$ 1,039	—	$ —
Investor Class
Shares sold	3,993	$ 46,100	22,979	$ 291,957
Shares issued from reinvestment of distributions	739	8,487	674	8,412
Redemption fees	—	2	—	—
Shares redeemed	(9,781)	(118,843)	—	—
Net increase/(decrease)	(5,049)	$ (64,254)	23,653	$ 300,369

[1]	For the twelve months ending June 30, 2015 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	Includes shares and dollars issued in connection with reorganization of the Jordan Opportunity Fund in the amount of 3,333,502 shares and $42,122,077, respectively.
[3]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[4]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

	Year Ended June 30, 2016		Year Ended June 30, 2015[1]
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	1,148,798	$ 12,656,976	3,852,242	$ 46,370,426
Shares issued from reinvestment of distributions	55,930	625,306	70,018	835,314
Redemption fees	—	1,855	—	1,241
Shares redeemed	(2,077,810)	(25,040,437)	(185,662)	(2,261,922)
Net increase/(decrease)	(873,082)	$ (11,756,300)	3,736,598	$ 44,945,059
Institutional Class
Shares sold	3,747,760	$ 43,537,374	1,008,763	$ 12,908,934
Shares issued from reinvestment of distributions	26,608	297,754	—	—
Redemption fees	—	1,061	—	—
Shares redeemed	(335,719)	(3,814,163)	(4,797)	(59,239)
Net increase	3,438,649	$ 40,022,026	1,003,966	$ 12,849,695
Class A2
Shares sold	2,577,458	$ 29,873,325	3,469,892	$ 41,768,471
Shares issued from reinvestment of distributions	65,916	731,663	45,993	546,859
Redemption fees	—	8,051	—	4,039
Shares redeemed	(1,705,906)	(19,414,644)	(576,238)	(7,063,995)
Net increase	937,468	$ 11,198,395	2,939,647	$ 35,255,374
Class C3
Shares sold	2,024,487	$ 23,963,146	—	$ —
Shares issued from reinvestment of distributions	23,521	261,553	—	—
Redemption fees	—	96	—	—
Shares redeemed	(29,504)	(299,994)	—	—
Net increase	2,018,504	$ 23,924,801	—	$ —
Investor Class
Shares sold	9,280,681	$107,156,143	11,475,007	$138,940,112
Shares issued from reinvestment of distributions	166,693	1,863,626	65,822	784,601
Redemption fees	—	45,749	—	58,412
Shares redeemed	(5,883,541)	(64,893,369)	(1,610,523)	(20,312,792)
Net increase	3,563,833	$ 44,172,149	9,930,306	$119,470,333

[1]	For the twelve months ending June 30, 2015 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[3]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2016, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$912,199,049	$1,054,996,061
Contrarian Fund	$388,476,316	$ 464,734,410
Equity Income Fund	$ 24,610,190	$ 24,351,997
Small Cap Growth Fund	$242,450,441	$ 149,367,616
4.	Other Investment Transactions
a.	Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
b.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:

	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 7.63%	7/15/16 - 2/15/46	$56,722,456
Contrarian Fund	U.S. Government Obligations	0.00% - 7.63%	7/15/16 - 2/15/45	342,782
Equity Income Fund	U.S. Government Obligations	0.63% - 3.13%	4/30/17 - 8/15/25	677,591
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 5.38%	7/15/16 - 2/15/46	5,335,272
Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2016, the total value of securities on loan for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $247,443,978, $44,995,500, $6,093,532, and $66,628,285, respectively. Securities on loan are footnoted in the Schedules of Investments. As of June 30, 2016, the total collateral value for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $249,226,256, $45,820,978, $6,177,776 and $67,384,153, respectively.
c.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and the Meridian Small Cap Growth Fund were $165,893,800, $39,136,196, $5,500,185 and $54,200,881, respectively.
d.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions see Note 4.b.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2016:

	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 165,893,800	$ (165,893,800)[1]	$ —
Contrarian Fund
Repurchase agreement	39,136,196	(39,136,196) [1]	—
Equity Income Fund
Repurchase agreement	5,500,185	(5,500,185) [1]	—
Small Cap Growth Fund
Repurchase agreement	54,200,881	(54,200,881) [1]	—
[1]	The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of securities on loan is not presented in this table.
e.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Transactions in options written during the year ended June 30, 2016, were as follows:

Meridian Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	72	$ 55,831
Options written	2,463	332,192
Options terminated in closing purchase transactions	(1,553)	(278,383)
Options expired	(450)	(60,259)
Options exercised	(532)	(49,381)
Options outstanding at June 30, 2016	—	$ —
For the year ended June 30, 2016, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options.
f.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Funds’ investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay Destra Capital Investments LLC (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively. ALPS Distributors, Inc. will replace Destra Capital Investments LLC as the distributor effective October 1, 2016.
For the year ended June 30, 2016, distributors received commissions in the amounts of $2,204, $190, and $5,202 for Class A of Growth Fund, Equity Income Fund, and Small Cap Growth Fund, respectively. Small Cap Growth Fund also paid CDSC fees in the amount of $2,791 to distributors for Class C.
Shareholder Servicing Plan for Investor, Class A and Class C shares: Each Fund has entered into and adopted a Shareholder Services Plan for Investor Class, Class A and Class C shares. Under the Shareholder Services Plan, Destra Capital Investments LLC may be paid up to 0.05% of the average daily net assets attributable to the Investor Class, Class A and Class C of the Funds, for personal/liaison and related shareholder servicing and support services. Effective October 1, 2016, the Shareholder Services Plan will be terminated when ALPS Distributors, Inc. assumes role of distributor thus eliminating the 0.05% fee.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2016.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2016
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Equity Income Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ 213
Class C	2.00%	$ 3
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$34,831
Class A	1.60%	$ —
Class C	2.25%	$ 4,669
Investor Class	1.35%	$ —
Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the year ended June 30, 2016, the Adviser recouped $25,491, $2,023, $10,149, and $19,869 from the Growth Fund, Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.
At June 30, 2016, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2017	2018	2019
Growth Fund	—	—	—
Contrarian Fund	$14,771	$23,426	—
Equity Income Fund	54,402	44,499	$ 216
Small Cap Growth Fund	57,467	51,290	39,500
At June 30, 2016, $65,867 of recoupable expenses expired for Equity Income Fund.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2016 is as follows:

	2016 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	29,993,917	110,190,627	140,184,544
Contrarian Fund	194,812	85,104,072	85,298,884
Equity Income Fund	9	1,965,502	1,965,511
Small Cap Growth Fund	3,839,325	472,200	4,311,525
9.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12-months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2016, the Funds did not incur any interest or penalties.
Permanent differences, incurred during the year ended June 30, 2016, resulting from differences in book and tax accounting, have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

	Increase/(Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Growth Fund	$100,362,682	$1,662,397	$(102,025,079)
Contrarian Fund	(1,055,938)	1,520,122	(464,184)
Equity Income Fund	4	(21,703)	21,699
Small Cap Growth Fund	(838,081)	837,760	321
The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2016 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,307,736,560	$184,638,091	$(104,336,078)	$80,302,013
Contrarian Fund	481,531,388	83,033,660	(18,961,112)	64,072,548
Equity Income Fund	42,674,805	6,668,052	(3,825,999)	2,842,053
Small Cap Growth Fund	354,300,732	35,853,134	(26,932,703)	8,920,431

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2016

	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Undistributed ordinary income	$ —	$ —	$ 366,892	$ —
Capital loss carry forward	(36,672,291)	—	(3,157,448)	(8,965,770)
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation/(depreciation)	80,302,013	64,072,548	2,667,512	8,920,431
Qualified late year deferred losses	(2,990,107)	(10,914,617)	—	(995,429)
Total Accumulated Earnings/(Losses)	$ 40,639,615	$ 53,157,931	$ (123,044)	$(1,040,768)
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales and investment adjustments in partnerships.
As of June 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains:
	Short-Term	Long-Term	Total
Growth Fund	15,713,205	20,959,086	36,672,291
Equity Income Fund	3,001,411	156,037	3,157,448
Small Cap Growth Fund	6,112,612	2,853,158	8,965,770
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
10.	Other Matters: As of April 9, 2010, the Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.
The Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Adviser, and not the Meridian Funds. While an outcome regarding the complaint is unknown at this time, the Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its duties to the Meridian Funds.
11.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Meridian Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and Meridian Small Cap Growth Fund (constituting Meridian Fund, Inc., hereafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
August 24, 2016

Meridian Funds	79	www.meridianfund.com

Meridian Fund, Inc.
Information About the Directors and Officers
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors* (Name & Year of Birth)	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (1945)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, LLC (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	4	Window Pane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund.)

Non-Interested Directors (Name & Year of Birth)	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (1968)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015; President of Dividend Capital Diversified Property Fund from January 2008 to January 2013.	4	MidFirst Bank –Colorado Advisory Member, The Children's Hospital of Colorado Finance Committee
John S. Emrich, CFA (1967)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co- Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms, LLC, June 2012 to August 2015.	4	Destra Funds (4 Funds)
Michael S. Erickson (1952)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp, 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present.	4	Destra Funds (4 Funds)
James Bernard Glavin (1935)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Theraputics, Inc.	4	Destra Funds (4 Funds)
Edward F. Keely, CFA (1966)	Director	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

Meridian Funds	80	www.meridianfund.com

Meridian Fund, Inc.
Information About the Directors and Officers (continued)
Officers (Name & Year of Birth)	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (1966)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, Arrowpoint Asset Management, LLC
Rick Grove (1968)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Operating Officer and Chief Compliance Officer, Arrowpoint Asset Management, LLC
Derek Mullins (1973)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since September 5, 2013	Director of Operations, Arrowpoint Asset Management, LLC
Katie Jones (1984)	Assistant Treasurer	Indefinite; Since August 12, 2014	Controller, Arrowpoint Asset Management, LLC; formerly, Assistant Controller and Alternative Investment Accounting Supervisor, ALPS Fund Services

Meridian Funds	81	www.meridianfund.com

Meridian Fund, Inc.
2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2017. Please consult your tax advisor for proper treatment of this information.
For the period July 01, 2015 to June 30, 2016, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund, Contrarian Fund, Equity Income Fund, and Small Cap Growth Fund reported $110,190,627, $85,104,072, and $1,965,502, and $472,200, respectively, as long-term capital gain distribution for the year ended June 30, 2016.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2016 as qualifying for the corporate dividends-received deduction:
Growth Fund	11.23%
Contrarian Fund	0.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	9.72%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2016 as qualified dividend income (QDI):
Growth Fund	12.10%
Contrarian Fund	0.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	10.27%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2016, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:
Growth Fund	0.00%
Contrarian Fund	0.00%
Small Cap Growth Fund	0.00%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2016, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:
Growth Fund	100.00%
Contrarian Fund	0.00%
Small Cap Growth Fund	100.00%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.
U.S. Government interest:
Growth Fund	0.00%
Contrarian Fund	0.00%
Equity Income Fund	0.00%
Small Cap Growth Fund	0.00%

Meridian Funds	82	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	83	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2016
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
Arrowpoint Asset Management LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
Destra Capital Investments LLC
One North Wacker Drive, 48th Floor
Chicago, IL 60606
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Three Embarcadero Center
San Francisco, CA 94111
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Derek Mullins, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Katie Jones, Assistant Treasurer
*Interested Director

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $141,800 in 2016 and $137,800 in 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2016 and $0 in 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $36,600 in 2016 and $32,480 in 2015. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,375 in 2016 and $0 in 2015. The fiscal year other fees were for review of the Meridian Growth Fund’s tax equalization calculation.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.	Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the

Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2016 and $0 in 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	8/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	8/25/16

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date	8/25/16

*	Print the name and title of each signing officer under his or her signature.